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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number                                                                    811-3790

Pear Tree Funds
(Exact name of registrant as specified in charter)

55 Old Bedford Road, Lincoln, MA 01773
(Address of principal executive offices)

Willard L. Umphrey
 Pear Tree Advisors, Inc.
55 Old Bedford Road, Lincoln, MA 01773
(Name and address of agent for service)

Registrant’s telephone number, including area code: (781) 676-5900

Date of fiscal year end:                                          March 31

Date of reporting period:                                         April 1, 2014 through March 31, 2015

ITEM 1. REPORTS TO SHAREOWNERS.

PEAR TREE® FUNDS

# ANNUAL REPORT
MARCH 31, 2015

## U.S. EQUITY FUNDS
PEAR TREE POLARIS SMALL CAP FUND
PEAR TREE QUALITY FUND

PEAR TREE FUNDS

Pear Tree Polaris Small Cap Fund

Pear Tree Quality Fund

Pear Tree PanAgora Dynamic Emerging Markets Fund

Pear Tree PanAgora Risk Parity Emerging Markets Fund

Pear Tree Polaris Foreign Value Fund

Pear Tree Polaris Foreign Value Small Cap Fund

ANNUAL REPORT

March 31, 2015

TABLE OF CONTENTS
President’s Letter	1
Fund Expenses	2
Portfolio Manager Commentaries	4
Pear Tree Polaris Small Cap Fund	4
Pear Tree Quality Fund	6
Pear Tree PanAgora Dynamic Emerging Markets Fund	8
Pear Tree PanAgora Risk Parity Emerging Markets Fund	10
Pear Tree Polaris Foreign Value Fund	12
Pear Tree Polaris Foreign Value Small Cap Fund	16
Schedules of Investments	20
Pear Tree Polaris Small Cap Fund	20
Pear Tree Quality Fund	24
Pear Tree PanAgora Dynamic Emerging Markets Fund	29
Pear Tree PanAgora Risk Parity Emerging Markets Fund	37
Pear Tree Polaris Foreign Value Fund	55
Pear Tree Polaris Foreign Value Small Cap Fund	59
Statements of Assets and Liabilities	64
Statements of Operations	68
Statements of Changes in Net Assets	70
Financial Highlights	76
Notes to Financial Statements	88
Report of Independent Registered Public Accounting Firm	107
Information for Shareholders	108
Management Contract and Advisory Contract Approval	109
Privacy Notice	111
Trustees and Officers	114
Service Providers	inside back cover

This report must be preceded or accompanied by a current Pear Tree Funds prospectus for individuals who are not current shareholders of the Funds. If you are not a shareholder of a Pear Tree Fund, you should read the prospectus carefully before investing because it contains more complete information on the Pear Tree Funds’ investment objectives, risks, charges and expenses. Please consider this information carefully. For a prospectus and other information, visit www.peartreefunds.com or call (800) 326-2151.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE
Neither Pear Tree Funds nor U.S. Boston Capital Corporation is a bank.

PEAR TREE FUNDS

Dear Fellow Shareholder,

We are pleased to provide you with the Pear Tree Funds’ Annual Report for the twelve-month period ended March 31, 2015 and to update you on recent market conditions and the performance of the Pear Tree Funds.

For current performance information, please visit our website at www.peartreefunds.com. We thank you for your continued confidence in the Pear Tree Funds. Please feel free to e-mail us at feedback@peartreefunds.com or call us at 800-326-2151 with any questions or for assistance on your account.

Sincerely,

Willard Umphrey

President and Chairman

Any statements in this report regarding market or economic trends or the factors influencing the historical or future performance of the Pear Tree Funds are the views of the Funds’ Investment Manager and Sub-Advisers as of the date of this report. These views are subject to change at any time based upon market and other conditions, and Fund management and the subadvisors to the Funds disclaim any responsibility to update such views. These views may not be relied upon as investment advice or as an indication of trading intent on behalf of any Pear Tree Fund. Any references to specific securities are not recommendations of such securities and may not be representative of any Pear Tree Fund’s current or future investments.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

PEAR TREE FUNDS

FUND EXPENSES

We believe it’s important for Fund shareholders to have a clear understanding of fund expenses and the impact expenses have on investment returns. The following is important information about each Fund’s Expense Example, which appears below.

Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution (12b-1) fees (on Ordinary Shares) and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on $1,000 being invested at the beginning of the period and held for the entire period from October 1, 2014 to March 31, 2015.

Actual Expenses

The first line for each Share Class for each Fund provides information about actual account returns and actual expenses. You may use the information in this line, together with the amount you invested for that Fund and Share Class, to estimate the expenses that you paid over the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000, then multiply the result by the number under the heading “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line for each Share Class for each Fund shows you hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and hypothetical expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information only to compare the ongoing expenses of investing in the Fund with the ongoing expenses of other funds. To do so, compare the Fund’s 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

PEAR TREE FUNDS

Expense Example for the 6 months ended March 31, 2015

Pear Tree Fund	Share Class	Total Return Description	Beginning Account Value 10/1/14	Ending Account Value 3/31/2015	Annualized Expense Ratio	Expenses Paid* 10/1/2014 – 3/31/2015
Small Cap	Ordinary	Actual	$1,000.00	$1,099.60	1.46%	$7.62
		Hypothetical	$1,000.00	$1,017.68	1.46%	$7.32
	Institutional	Actual	$1,000.00	$1,101.00	1.24%	$6.52
		Hypothetical	$1,000.00	$1,018.73	1.24%	$6.26
Quality	Ordinary	Actual	$1,000.00	$1,049.40	1.29%	$6.61
		Hypothetical	$1,000.00	$1,018.48	1.29%	$6.51
	Institutional	Actual	$1,000.00	$1,050.20	1.04%	$5.34
		Hypothetical	$1,000.00	$1,019.72	1.04%	$5.26
Emerging Markets	Ordinary	Actual	$1,000.00	$970.30	1.36%	$6.67
		Hypothetical	$1,000.00	$1,018.16	1.36%	$6.83
	Institutional	Actual	$1,000.00	$971.80	1.10%	$5.43
		Hypothetical	$1,000.00	$1,019.43	1.10%	$5.56
Risk Parity	Ordinary	Actual	$1,000.00	$925.00	1.50%	$7.18
Emerging Markets		Hypothetical	$1,000.00	$1,017.47	1.50%	$7.53
	Institutional	Actual	$1,000.00	$926.30	1.24%	$5.97
		Hypothetical	$1,000.00	$1,018.73	1.24%	$6.26
Foreign Value	Ordinary	Actual	$1,000.00	$1,036.70	1.53%	$7.78
		Hypothetical	$1,000.00	$1,017.30	1.53%	$7.70
	Institutional	Actual	$1,000.00	$1,038.20	1.28%	$6.51
		Hypothetical	$1,000.00	$1,018.55	1.28%	$6.45
Foreign Value	Ordinary	Actual	$1,000.00	$1,049.60	1.56%	$7.99
Small Cap		Hypothetical	$1,000.00	$1,017.13	1.56%	$7.86
	Institutional	Actual	$1,000.00	$1,051.10	1.32%	$6.73
		Hypothetical	$1,000.00	$1,018.37	1.32%	$6.62

*
“Expenses Paid” for each Fund share class relating to actual or hypothetical returns, is the amount equal to the product of (a) that Fund’s and Share Class’ average account value for the six-month period ended March 31, 2015, multiplied by (b) the corresponding “Annualized Expense Ratio” multiplied by (c) the fraction 182/365 (which reflects the six-month period covered by this report).

PEAR TREE POLARIS SMALL CAP FUND

INVESTMENT PROFILE

All Data as of March 31, 2015

Fund Information
Net Assets Under Management	$101.8 Million
Number of Companies	65
Price to Book Ratio	2.6
Price to Earnings Ratio	21.3
	Ordinary	Institutional
Total Expense Ratio (Gross)*	1.64%	1.39%
Total Expense Ratio (Net)*	1.64%	1.39%
Ticker Symbol	USBNX	QBNAX
* per prospectus dated August 1, 2014. See financial highlights for total expense ratios for the fiscal year ended March 31, 2015.

Investment Commentary

For the annual period ended March 31, 2015, the Pear Tree Polaris Small Cap Fund’s Ordinary Shares (the “Fund”) underperformed its benchmark, the Russell 2000 Index (the “Index”). The Fund achieved a return of (0.36%) at net asset value compared to 8.21% for the Index.

Market Conditions and Investment Strategies

For the first nine months of the annual period, the Fund was subadvised by Columbia Partners, L.L.C., Investment Management (“Columbia”). On January 1, 2015, Polaris Capital Management, LLC (“Polaris”) became sub-advisor for the Fund.

During the first nine months, the Health Care sector was the best performer with a return of nearly 15% while the Energy sector was the worst performer, losing over 40%, as oil prices fell over 50%. The poor performance of portfolio holdings Canadian Solar Inc., H&E Equipment Services Inc., and Civeo Corp., combined to cost over 2% of relative return. The best performing stock was a small company in the Health Care sector, Tetraphase Pharmaceuticals Inc., a clinical stage biopharmaceutical company gained nearly 100% during the quarter.

During the last quarter of the annual period when Polaris began subadvising the Fund, biotech companies had strong returns, due largely to growth momentum in U.S. markets and a preponderance of industry-specific M&A activity. Those successes were mitigated by declines in real estate investment trusts (REITs) and trucking stocks. REITs struggled on concerns about U.S. interest rates rising.

The top contributor was Ambarella, Inc., as the company’s mobile video camera products continued to gain traction. Theater companies, Cinemark Holding, Inc. and IMAX Corporation, added to performance. IMAX invested substantial money to the build out of theaters and capacity in China. One of the poor performers for the first nine months, Canadian Solar, Inc., reported double digit returns. During the first quarter of 2015, the company acquired Sharp Corp.’s Recurrent Energy operation, gaining a late-stage project book worth more than $2.3 billion.

Amira Nature Foods’ Ltd. fundamentals were strong, with good sales and volumes of its packaged Indian rice products. Yet the company was negatively impacted by research from a short seller that accused the company of corporate governance malpractice. Polaris met with management to ascertain the status of allegations, and will continue to monitor to resolution. Deckers Outdoor Corporation, a footwear manufacturer that offers UGGs and Teva sandals, had positive quarterly results but failed to meet market expectations.

Portfolio Changes

Polaris made nine new purchases including U.S. regional banks, one telecom company and one utility company. Sales included two trucking companies that were overvalued and highly leveraged, a number of biotech/med-tech companies that were richly priced with little or no cash flows, as well as two consumer staples companies that were fully priced.

A Look Ahead

Portfolio changes by Polaris may be slowly implemented in the coming quarters, as it carefully analyzes the Fund’s composition. Polaris expects that holdings eventually will be more equally-weighted and diversified across sector/industry. Polaris will consider capital gains implications when selling any existing positions that are richly valued and compose a large percentage of Fund assets.

The Fund’s lead portfolio manager is Bernard R. Horn, Jr., of Polaris Capital Management, LLC

PEAR TREE POLARIS SMALL CAP FUND

Top 10 Holdings

Percentage of total net assets	30.9
EPR Properties	4.7
Ambarella, Inc.	4.0
Alliance Data Systems Corporation	4.0
Ameris Bancorp	3.1
IMAX Corporation	2.9
Kforce, Inc.	2.6
Natus Medical, Inc.	2.6
Regal Entertainment Group	2.4
Ferro Corporation	2.3
Asbury Automotive Group, Inc.	2.3

There is no guarantee that such securities will continue to be viewed favorably or held in the Fund’s portfolio.

Sector Allocation

Percentage of total net assets	100.0%
Financials	32.7%
Information Technology	17.3%
Consumer Discretionary	17.3%
Industrials	13.6%
Health Care	4.0%
Materials	2.7%
Energy	2.2%
Utilities	1.5%
Consumer Staples	1.1%
Telecommunication Services	0.4%
CASH + other assets (net)	7.2%

Value of a $10,000 Investment

Pear Tree Polaris Small Cap (PTSC) Ordinary Shares

vs. Russell 2000 Index

Average Annual Total Returns

	1Q 2015	Six Months	One Year	Five Year	Ten Year	Since Inception	Inception Date
Ordinary Shares	3.66%	9.96%	(0.36)%	11.01%	5.46%	10.13%	08/03/92
Institutional Shares1	3.73%	10.10%	(0.11)%	11.28%	5.77%	9.54%	01/06/93
Russell 20002	4.32%	14.47%	8.21%	14.57%	8.82%	10.03%	________

1 Institutional Shares may only be purchased by certain categories of investors and are not subject to sales charges or distribution fees.

2 The Russell 2000 Index is a market capitalization-weighted index of 2,000 small company stocks. It is widely recognized as representative of the general market for small company stocks. Index returns assume the reinvestment of dividends and, unlike Fund returns, do no reflect any fees or expenses. You cannot invest directly in an Index. The beginning date of the Index is 08/3/92.

Small company stocks may trade less frequently and in a limited volume, and their prices may fluctuate more than stocks of other companies. Small company stocks may therefore be more vulnerable to adverse developments than those of larger companies. The Fund may invest in issuers in the real estate industry. Changes in real estate values or economic downturns can have a significant negative effect on these issuers. The Fund may invest in foreign issuers that trade on U.S. stock exchanges. These issuers may be subject to special risks including different corporate governance rules and bankruptcy laws.

PEAR TREE QUALITY FUND

INVESTMENT PROFILE

All Data as of March 31, 2015

Fund Information
Net Assets Under Management	$127.3 Million
Number of Companies	88
Price to Book Ratio	4.5
Price to Earnings Ratio	18.1
	Ordinary	Institutional
Total Expense Ratio (Gross)*	1.55%	1.31%
Total Expense Ratio (Net)*	1.30%	1.06%
Ticker Symbol	USBOX	QGIAX
* per prospectus dated August 1, 2014. See financial highlights for total expense ratios for the fiscal year ended March 31, 2015.

Investment Commentary

For the annual period ended March 31, 2015, the Pear Tree Quality Fund’s Ordinary Shares (the “Fund”) underperformed its benchmark, the S&P 500 (the “Index”). The Fund achieved a return of 9.12% at net asset value compared to 12.73% for the Index.

Market Conditions and Investment Strategies

The Fund’s investment manager currently chooses securities for the Fund by periodically selecting a mutual fund (the“Target Portfolio”) and monitoring the Target Portfolio’s holdings. The Fund’s investment adviser, at the direction of the investment manager, rebalances the Fund’s portfolio to correspond to the Target Portfolio’s most recent holdings as publicly reported. From April 1, 2014 to March 31, 2015, the Fund’s Ordinary Shares, when compared to the Target Portfolio, had a tracking error of 0.21.

Over the previous twelve months, the Energy sector was the largest positive contributor to the Fund’s performance due to a large underweight position and positive stock selection. The Fund’s overweight positions in the Health Care, Information Technology and Consumer Staples sectors also contributed to performance.

The greatest detractors from performance came from the Information Technology sector where stock selection negatively affected relative performance. Other detractors were stock selection in the Health Care and Consumer Staples sectors.

Portfolio Changes

We expect the Fund to have a relatively low turnover rate given the historical stability and relatively low turnover rate of the current Target Portfolio.

For the twelve-month period ended March 31, 2015, the Fund rebalanced the holdings four times to replicate the publicly disclosed holdings of the current target portfolio. The four rebalances resulted in the sale of thirty three positions. Also as a result of the rebalances, the Fund opened new positions in twenty-four companies; one Consumer Staples company, one Telecommunication company, six Health Care companies, six Consumer Discretionary companies, three Industrial companies and seven Information Technology companies.

A Look Ahead

For the foreseeable future, the Fund’s investment manager expects the Target Portfolio to remain the same. For more information on the selection of the Target Portfolio(s), please see the Fund’s Prospectus.

The Fund’s current target portfolio is GMO Quality Fund III (GQETX). Fund trading execution is overseen by Robert von Pentz, CFA of Columbia Partners, L.L.C. Investment Management.

PEAR TREE QUALITY FUND

Top 10 Holdings

Percentage of total net assets	44.1%
Apple, Inc.	5.9%
Express Scripts Holding Company	5.8%
Oracle Corporation	5.6%
Philip Morris International, Inc.	4.6%
Microsoft Corporation	4.4%
Johnson & Johnson	4.0%
Google, Inc.	3.7%
Coca-Cola Company (The)	3.6%
Procter & Gamble Company (The)	3.5%
Cisco Systems, Inc.	3.0%

There is no guarantee that such securities will continue to be viewed favorably or held in the Fund’s portfolio.

Sector Allocation

Percentage of total net assets	100.0%
Information Technology	36.0%
Consumer Staples	23.6%
Health Care	22.5%
Industrials	7.0%
Consumer Discretionary	5.5%
Energy	1.9%
Telecommunication Services	1.3%
Materials	1.1%
Utilities	0.2%
Financials	0.0%
CASH + other assets (net)	0.9%

Value of a $10,000 Investment

Pear Tree Quality (PTQ) Ordinary Shares vs.

S&P 500 Index

Average Annual Total Returns

	1Q 2015	Six Months	One Year	Five Year	Ten Year	Since Inception	Inception Date
Ordinary Shares	0.46%	4.94%	9.12%	12.58%	5.23%	9.15%	05/06/85
Institutional Shares1	0.49%	5.02%	9.34%	12.98%	5.48%	7.87%	03/25/91
S & P 5002	0.95%	5.93%	12.73%	14.47%	8.01%	10.91%	________

1 Institutional Shares may only be purchased by certain categories of investors and are not subject to sales charges or distribution fees.

2 The S&P 500 Index is an unmanaged index of stocks chosen to their size industry characteristics. It is widely recognized as representative of stocks in the United States. Index returns assume the reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. You cannot invest directly in the Index. The beginning date for the Index is 05/29/85. S&P 500 Index is a registered mark of Standard & Poor’s.

Securities issued by large-cap companies tend to be less volatile than securities issued by smaller companies. Larger companies, may not be able to attain the high growth rates of successful smaller companies, and may be unable to respond as quickly to competitive challenges.

PEAR TREE PANAGORA DYNAMIC EMERGING MARKETS FUND

INVESTMENT PROFILE

All Data as of March 31, 2015

Fund Information
Net Assets Under Management	$139.7 Million
Number of Companies	194
Price to Book Ratio	1.5
Price to Earnings Ratio	11.1
	Ordinary	Institutional
Total Expense Ratio (Gross)*	1.69%	1.44%
Total Expense Ratio (Net)*	1.69%	1.44%
Ticker Symbol	QFFOX	QEMAX
* per prospectus dated August 1, 2014. See financial highlights for total expense ratios for the fiscal year ended March 31, 2015.

Investment Commentary

For the annual period ended March 31, 2015, the Pear Tree PanAgora Dynamic Emerging Markets Fund’s Ordinary Shares (the “Fund”) underperformed its benchmark, the MSCI Emerging Markets Index (the “Index”). The Fund achieved a return of 0.54% at net asset value compared to 0.79% for the Index.

Market Conditions and Investment Strategies

On a country basis, the largest detractors were China (1.99%) and the United States (1.50%). Among holdings in China the largest detractor was not holding Hanergy Thin Film Power Group, while among holdings in the United States, the largest detractor was holding the PanAgora Risk Parity Emerging Markets Fund. The largest contributors were Brazil 1.60% and Russia 0.84%. Among holdings in Brazil, the largest contributor was an underweight to Petroleo Brasileiro SA, while among holdings in Russia, the largest contributor was an overweight to Severstal PAO.

On a sector basis, the largest detractors were Information Technology (1.18%) and Consumer Discretionary (0.49%). Among holdings in Information Technology, the largest detractor was not holding Hanergy Thin Film Power Group, while among holdings in Consumer Discretionary, the largest detractor was an overweight to Cyrela Brazil Realty SA. The largest contributors for the period were Financials 1.94% and Materials 1.32%. Among holdings in Financials, the largest contributor was holding Indiabulls Housing Finance Ltd., while among holdings in Materials, the largest contributor was holding UPL Ltd.

PanAgora’s proprietary Dynamic Alpha model performed well during the annual period ended March 31, 2015 — best-ranked alpha stocks outperformed the worst ranked alpha stocks. Our proprietary Valuation composite did not perform well — stocks with attractive valuations underperformed their more expensive peers. Our proprietary Quality composite performed well — stocks with strong business and management quality metrics outperformed lower quality peers. Our proprietary Momentum composite also performed well — stocks with positive market sentiment outperformed stocks with poor earnings momentum.

Portfolio Changes

There were no significant portfolio changes during the annual period ended March 31, 2015.

A Look Ahead

As a quantitative investment firm, we tend not to provide strategy-specific forward looking commentary. We believe that our systematic investment approach ensures that we deliver a portfolio of our highest conviction of ideas to all of our clients.

The Fund’s portfolio is managed by Dmitri Kantsyrev Ph.D., CFA and Jane Zhou, Ph.D of PanAgora Asset Management, Inc.

PEAR TREE PANAGORA DYNAMIC EMERGING MARKETS FUND

Top 10 Holdings3

Percentage of total net assets	42.9%
Pear Tree PanAgora Risk Parity Emerging Markets	27.4%
Samsung Electronics Company, Ltd.	3.3%
China Mobile Limited	2.0%
Taiwan Semiconductor Manufacturing Co., Ltd.	2.0%
Tencent Holdings Limited	1.9%
China Construction Bank Corporation	1.7%
Bank of China Ltd., H	1.5%
Naspers Limited N Shs	1.1%
FirstRand Limited	1.0%
Indiabulls Housing Finance Limited	1.0%

There is no guarantee that such securities will continue to be viewed favorably or held in the Fund’s portfolio.

Sector Allocation3

Percentage of total net assets	100.0%
Financials	19.6%
Information Technology	16.9%
Consumer Discretionary	6.5%
Telecommunication Services	5.9%
Materials	5.7%
Energy	5.4%
Consumer Staples	4.2%
Industrials	3.8%
Utilities	2.7%
Health Care	1.2%
Mutual Funds	27.4%
CASH + other assets (net)	0.7%

Top 10 Country Allocations3

Percentage of total net assets	62.9%
Taiwan	12.7%
China	10.3%
South Korea	8.8%
South Africa	7.2%
Hong Kong	6.8%
India	5.4%
Brazil	4.8%
Russia	2.8%
Indonesia	2.1%
Turkey	2.0%

Value of a $10,000 Investment

Pear Tree PanAgora Dynamic Emerging Markets (PTEM)

Ordinary Shares vs. MSCI EM Index

Average Annual Total Returns

	1Q 2015	Six Months	One Year	Five Year	Ten Year	Since Inception	Inception Date
Ordinary Shares	0.97%	(2.97)%	0.54%	2.21%	6.94%	5.62%	09/30/94
Institutional Shares1	1.04%	(2.82)%	0.81%	2.47%	7.23%	7.23%	04/02/96
MSCI EM2	2.28%	(2.26)%	0.79%	2.08%	8.82%	5.17%	________

1 Institutional Shares may only be purchased by certain categories of investors and are not subject to sales charges or distribution fees.

2 The Morgan Stanley Capital International Emerging Markets (“MSCI EM”) Index is an unmanaged index comprised of stocks located in countries other than the United States. It is widely recognized as representative of the general market for emerging markets. Index returns assume the reinvestment of dividends and, unlike Fund returns, do not reflect fees or expenses. You cannot invest directly in an Index. The beginning date for the Index is 09/30/94.

3 “Top 10 Holdings”, “Sector Allocation”, and “Top 10 Country Allocation” reflect the direct and indirect (through the Fund’s investment in Pear Tree PanAgora Risk Parity Emerging Markets Fund) securities holdings.

Investing in foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

PEAR TREE PANAGORA RISK PARITY EMERGING MARKETS FUND

INVESTMENT PROFILE

All Data as of March 31, 2015

Fund Information
Net Assets Under Management	$40.1 Million
Number of Companies	584
Price to Book Ratio	1.7
Price to Earnings Ratio	16.1
	Ordinary	Institutional
Total Expense Ratio (Net)	2.00%	1.59%
Ticker Symbol	RPEMX	EMPRX
* per prospectus dated August 1, 2014. See financial highlights for total expense ratios for the fiscal year ended March 31, 2015.

Investment Commentary

For the annual period ended ended March 31, 2015, the Pear Tree PanAgora Risk Parity Emerging Markets Fund’s Ordinary Shares (the “Fund”) underperformed its benchmark, the MSCI Emerging Markets Index (the “Index”). The Fund achieved a return of (4.63%) at net asset value compared to 0.79% for the Index.

Market Conditions and Investment Strategies

On a country basis, the largest detractors were China (3.30%) and Columbia (1.17%). Among holdings in China, the largest detractor was an underweight to Tencent Holdings Ltd., while among holdings in Columbia, the largest detractor was an overweight to Ecopetrol SA. The largest contributors for the period were Brazil 1.66% and the Philippines 1.10%. Among holdings in Brazil, the largest contributor was an underweight to Vale SA, while among holdings in the Philippines, the largest contributor was an overweight to Universal Robina Corp.

On a sector basis, the largest detractors were Information Technology (1.85%) and Financials (1.39%). Among holdings in Information Technology, the largest detractor was an underweight to Tencent Holdings Ltd., while among holdings in Financials, the largest detractor was not holding Bank of China Ltd. The largest contributors for the period were Energy 0.63% and Consumer Discretionary 0.15%. Among holdings in Energy the largest contributor was an underweight to Petroleo Brasileiro SA, while among holdings in consumer discretionary, the largest contributor was an underweight to Hyundai Motor Co.

Portfolio Changes

There were no significant portfolio changes during the annual period ended March 31, 2015.

A Look Ahead

As a quantitative investment firm, we tend not to provide strategy-specific forward looking commentary. We believe that our systematic investment approach ensures that we deliver a portfolio of our highest conviction of ideas to all of our clients.

The Fund’s portfolio is managed by Edward Qian, Ph.D., CFA and Mark Barnes of PanAgora Asset Management, Inc.

PEAR TREE PANAGORA RISK PARITY EMERGING MARKETS FUND

Top 10 Holdings

Percentage of total net assets	11.7%
iPath MSCI India Index ETN	4.3%
Vanguard FTSE Emerging Markets ETF	2.7%
Qatar Electricity & Water Company Q.S.C.	0.9%
Industries Qatar Q.S.C.	0.6%
Jollibee Foods Corporation	0.6%
Universal Robina Corporation	0.6%
S.A.C.I. Falabella	0.5%
Globe Telecom, Inc.	0.5%
Aboitiz Power Corporation	0.5%
DP World Ltd.	0.5%

There is no guarantee that such securities will continue to be viewed favorably or held in the Fund’s portfolio.

Sector Allocation

Percentage of total net assets	100.0%
Financials	18.0%
Consumer Staples	10.8%
Telecommunication Services	10.6%
Industrials	10.4%
Materials	9.8%
Consumer Discretionary	9.4%
Utilities	8.5%
Energy	7.6%
Health Care	4.6%
Information Technology	2.7%
Exchange Traded Funds	2.7%
Exchange Traded Notes	4.3%
Cash and Other Assets (Net)	0.6%

Top 10 Country Allocations

Percentage of total net assets	59.5%
Malaysia	7.6%
Indonesia	6.8%
Taiwan	6.7%
Philippines	5.8%
Mexico	5.7%
South Korea	5.7%
Thailand	5.5%
South Africa	5.4%
China	5.2%
Chile	5.1%

Value of a $10,000 Investment

Pear Tree PanAgora Risk Parity Emerging Markets

(PTRP) Ordinary Shares vs. MSCI EM Index

Average Annual Total Returns

	1Q 2015	Six Months	One Year	Five Year	Ten Year	Since Inception	Inception Date
Ordinary Shares	(0.41)%	(7.50)%	(4.63)%			(0.63)%	6/27/2013
Institutional Shares1	(0.31)%	(7.37)%	(4.41)%			(0.23)%	6/27/2013
MSCI EM2	2.28%	(2.26)%	0.79%			6.00%	________

1 Institutional Shares may only be purchased by certain categories of investors and are not subject to sales charges or distribution fees.

2 The Morgan Stanley Capital International Emerging Markets (“MSCI EM”) Index is an unmanaged index comprised of stocks located in countries other than the United States. It is widely recognized as representative of the general market for emerging markets. Index returns assume the reinvestment of dividends and, unlike Fund returns, do not reflect fees or expenses. You cannot invest directly in an Index. The beginning date for the Index is 06/27/2013.

Investing in foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

PEAR TREE POLARIS FOREIGN VALUE FUND

INVESTMENT PROFILE

All Data as of March 31, 2015

Fund Information
Net Assets Under Management	$1,625.3 Million
Number of Companies	55
Price to Book Ratio	2.0
Price to Earnings Ratio	16.3
	Ordinary	Institutional
Total Expense Ratio (Gross)*	1.54%	1.28%
Total Expense Ratio (Net)*	1.54%	1.28%
Ticker Symbol	QFVOX	QFVIX
* per prospectus dated August 1, 2014. See financial highlights for total expense ratios for the fiscal year ended March 31, 2015.

Investment Commentary

For the fiscal year period ended March 31, 2015, the Pear Tree Polaris Foreign Value Fund’s Ordinary Shares (the “Fund”) underperformed its benchmark, the MSCI EAFE Index (the “Index”). The Fund achieved a return of (2.53%) at net asset value compared to (0.48%) for the Index.

Market Conditions and Investment Strategies

Currencies played a major role, with Index performance in local currency up at 18.26%; once converted into U.S. dollars, Index performance was (0.48%). Consumer Staples stocks bolstered performance, with Meiji Holdings posting double-digit returns. The Japanese company’s two business lines announced positive developments: the dairy division increased prices to offset higher raw material costs and the drug division announced a licensing agreement to design a beta-lactamase inhibitor that fights antibiotic resistant bacteria. Another Japanese company, Asahi Group, noted improving soft drink margins and increasing market share in beer.

British homebuilders drove performance in the Consumer Discretionary sector. U.K. home prices rose nearly 10% in 2014, on the back of improving mortgage availability, attractive levels of affordability, government-sponsored home buying support schemes and ongoing economic recovery in the U.K., all of which are expected to continue in the near term.

The sole Utility holding, Guangdong Investment Ltd, reported double-digit gains during the Fund’s fiscal year. The water utility company renewed its contract to supply water to Hong Kong, with higher-than-expected tariff increases of approximately 6% per year for each of the next three years.

Indian tech consulting company Infosys reported decent earnings throughout 2014, backed by building volumes, increased utilization and new customers. The company finally began to deploy cash for strategic initiatives, including the acquisition of automation tech company Panaya. This IT sector result was basically offset by German ATM company Wincor Nixdorf, which declined after reducing guidance based on slowing emerging market sales.

As would be expected with global oil price declines, the energy industry was severely impacted. Stock prices dropped for Tullow Oil, Maurel et Prom and Sasol. Among Industrials, Italian engineering firm Trevi Finanziaria was down on concerns of delayed oil rig payments. In Materials, Germany chemical company LANXESS conducted a capital raise to fund restructuring. The market deemed this negative news; however we expected such measures and were pleased to see this action executed by the well-respected former CFO who recently rejoined the company as CEO.

Portfolio Changes

During the annual period ended March 31, 2015, the Fund purchased five new companies, including Russian bank Sberbank. Two Consumer Discretionary stocks, Hong Kong-listed lottery operator Rexlot and French tire maker Michelin, were added to the portfolio. In the Materials sector, the Fund purchased Northern Star Resources, a gold producer in Australia, and Linde Group, a German multi-national industrial gases and engineering company. As a shareholder of Christian Dior, the Fund received shares of Hermes; it proved to be a richly-valued stock that was subsequently sold. There were no other stock liquidations for the period.

A Look Ahead

Company management in most geographies are anticipating improving business conditions on the back of lower oil and commodity prices, weaker currencies, ample liquidity and low cost of debt. Our valuation screens are providing us the most opportunities in Financials, Industrials, Consumer Discretionary and Information Technology sectors with a large majority of the companies located in Japan, China, U.K., South Korea and Taiwan. We continue to look for attractively-valued companies with stable, sustainable cash flows with limited downside risk.

The Fund’s lead portfolio manager is Bernard R. Horn, Jr., of Polaris Capital Management, LLC

PEAR TREE POLARIS FOREIGN VALUE FUND

Top 10 Holdings

Percentage of total net assets	25.0%
Meiji Holdings Co., Limited	2.8%
Deutsche Telekom AG	2.7%
Greencore Group plc	2.6%
Infosys Technologies Limited	2.6%
Teva Pharmaceuticals SP	2.5%
Barratt Developments plc	2.5%
Taylor Wimpey plc	2.4%
Symrise AG	2.3%
Hannover Rueck SE	2.3%
Freenet AG	2.3%

There is no guarantee that such securities will continue to be viewed favorably or held in the Fund’s portfolio.

Sector Allocation

Percentage of total net assets	100.0%
Materials	23.4%
Consumer Discretionary	18.2%
Financials	13.4%
Industrials	9.6%
Consumer Staples	7.6%
Telecommunication Services	7.3%
Information Technology	6.4%
Health Care	4.9%
Energy	4.8%
Utilities	2.0%
CASH + other assets (net)	2.4%

Top 10 Country Allocations

Percentage of total net assets	79.0%
Germany	18.9%
United Kingdom	14.6%
Japan	9.1%
France	8.0%
Sweden	7.8%
Norway	5.3%
Finland	5.0%
Ireland	4.7%
Italy	3.0%
India	2.6%

Value of a $10,000 Investment

Pear Tree Polaris Foreign Value (PTFV) Ordinary Shares

vs. MSCI EAFE Index

Average Annual Total Returns

	1Q 2015	Six Months	One Year	Five Year	Ten Year	Since Inception	Inception Date
Ordinary Shares	6.02%	3.67%	(2.53)%	9.33%	5.97%	6.91%	05/15/98
Institutional Shares1	6.14%	3.82%	(2.29)%	9.61%	6.22%	8.54%	12/18/98
MSCI EAFE2	5.00%	1.29%	(0.48)%	6.64%	5.43%	4.70%	________

1 Institutional Shares may only be purchased by certain categories of investors and are not subject to sales charges or distribution fees.

2 The Morgan Stanley Capital International Europe, Australia, and Far East (“MSCI EAFE”) Index is an unmanaged index comprised of stocks located in countries other than the United States. It is widely recognized as representative of the general market for emerging markets. Index returns assume the reinvestment of dividends and, unlike Fund returns, do not reflect fees or expenses. You cannot invest directly in an Index. The beginning date for the Index is 05/29/98.

Investing in foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

PEAR TREE POLARIS FOREIGN VALUE SMALL CAP FUND

INVESTMENT PROFILE

All Data as of March 31, 2015

Fund Information
Net Assets Under Management	$433.3 Million
Number of Companies	68
Price to Book Ratio	1.9
Price to Earnings Ratio	15.7
	Ordinary	Institutional
Total Expense Ratio (Gross)*	1.58%	1.33%
Total Expense Ratio (Net)*	1.58%	1.33%
Ticker Symbol	QUSOX	QUSIX
* per prospectus dated August 1, 2014. See financial highlights for total expense ratios for the fiscal year ended March 31, 2015.

Investment Commentary

For the fiscal year period ended March 31, 2015, the Pear Tree Polaris Foreign Value Small Cap Fund’s Ordinary Shares (the “Fund”) outperformed its benchmark, the MSCI ACWI ex USA Small Cap Index (the “Index”). The Fund achieved a return of 2.57% at net asset value compared to (3.27%) for the Index.

Market Conditions and Investment Strategies

Currencies played a major role, with Index performance in local currency up at 11.73%; once converted into U.S. dollars, Index performance was (3.27%). However, we maintained outperformance versus the benchmark, which was largely attributable to gains in Consumer Staples stocks. KRBL, an Indian basmati rice company, had strong import/export markets throughout 2014 and early 2015. Glanbia’s nutritionals business outpaced market expectations, and the company reported strong earnings and operational efficiencies. Prima Meat Packers capitalized on increased meat consumption among the elderly Japanese population; the company reported increased sales.

In Information Technology, Hana Microelectronics ramped up production at its factories to meet consumer electronics demands. VST Holdings, an electronics distributor, had double-digit gains as it broadened its vendor distribution platform and product portfolio.

Japan’s Chugoku Marine Paints and Diacel Corp. contributed to Materials sector returns, as both companies noted stronger volumes and business line growth. By contrast, USHA Martin was down on slower steel demand, in line with decreased Indian automotive sales. Recent governmental actions also impeded USHA Martin, which will incur higher electricity costs due to repossessed coal blocks.

The Fund had notable stock performers across multiple sectors. Consumer demand and favorable government policies continued to benefit Xinhua Winshare Publishing and Media Co., Ltd. as online and education service businesses revenues and decreased expenses led to an increased annual profit. India’s LIC Housing Finance posted double-digit returns, benefitting from good loan growth and fewer non-performing assets.

Detractors to better performance included Italian engineering firm Trevi Finanziaria, as it deployed working capital to fulfill oil rig orders. Since the oil price decline, customers have tried to delay payment for the delivery of these rigs. German telecom provider QSC AG announced lower earnings stemming from weak adoption of their new products and continued decline in their legacy communication business.

Portfolio Changes

With an influx of new capital during the annual period ended March 31, 2015, the Fund purchased eight new holdings including the aforementioned Prima Meat Packers. Materials sector stocks AMVIG Holdings, a China cigarette packaging company, and Borregaard ASA, a niche chemical company, were purchased. The Fund added Industrials, including ferry company DFDS and contract service company, Programmed Maintenance Services Limited. Three Consumer Discretionary companies were also purchased: VT Holdings Co., a Japanese auto dealer; Emperor Watch & Jewellery, an Asian retailer of high end watches and branded jewelry; and Hong Kong-listed lottery distributor Rexlot Holdings. The Fund sold AIN Pharmaciez Inc., when it reached the valuation limit, and Austal, the Australian-based ship builder, when the company changed strategic direction.

A Look Ahead

Many businesses are reporting improving demand on the back of low commodity prices, loose monetary policies and weaker currencies. The number of companies in the small to mid-capitalization space is growing both in our database of publicly-traded companies and our valuation screens, which is providing us with attractive opportunities. As is our process, we will conduct thorough research and due diligence before making any portfolio changes.

The Fund’s lead portfolio manager is Bernard R. Horn, Jr., of Polaris Capital Management, LLC

PEAR TREE POLARIS FOREIGN VALUE SMALL CAP FUND

Top 10 Holdings

Percentage of total net assets	20.1%
Equatorial Energia S.A.	2.6%
Dräegerwerk AG	2.2%
Freenet AG	2.0%
M1 Limited	2.0%
UDG Healthcare plc	1.9%
Ratchaburi Electricity Generating Holding PCL	1.9%
KRBL Limited	1.9%
Alternative Networks plc	1.9%
BML Inc.	1.9%
Thai Union Frozen Products PCL	1.8%

There is no guarantee that such securities will continue to be viewed favorably or held in the Fund’s portfolio.

Sector Allocation

Percentage of total net assets	100.0%
Consumer Discretionary	25.6%
Industrials	14.5%
Consumer Staples	10.1%
Information Technology	9.7%
Financials	8.2%
Telecommunication Services	6.7%
Materials	6.0%
Health Care	5.7%
Utilities	5.1%
CASH + other assets (net)	8.4%

Top 10 Country Allocations

Percentage of total net assets	68.3%
Japan	13.0%
United Kingdom	11.9%
Hong Kong	8.0%
Germany	6.6%
India	6.3%
Ireland	5.9%
Thailand	5.3%
Norway	4.6%
Sweden	3.4%
China	3.3%

Value of a $10,000 Investment

Pear Tree Polaris Foreign Value Small Cap (PTFVSC)

Ordinary Shares vs. MSCI ACWI ex USA Small Cap Index

Average Annual Total Returns

	1Q 2015	Six Months	One Year	Five Year	Ten Year	Since Inception	Inception Date
Ordinary Shares	4.79%	4.96%	2.57%	9.83%		7.67%	5/1/2008
Institutional Shares1	4.78%	5.11%	2.79%	10.09%		7.91%	5/1/2008
MSCI ACWI ex USA Small Cap2	4.01%	(0.07)%	(3.27)%	6.89%		3.55%	________

1 Institutional Shares may only be purchased by certain categories of investors and are not subject to sales charges or distribution fees.

2 The MSCI ACWI ex USA Small Cap Index captures small cap representation across 23 developed markets and 21 emerging market countries

Investing in foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

PEAR TREE POLARIS SMALL CAP FUND

SCHEDULE OF INVESTMENTS
March 31, 2015

Common Stock—92.8%
	Shares	Value
ADVERTISING—1.5%
National CineMedia, Inc.	98,995	$ 1,494,825
AIRLINES—1.7%
Spirit Airlines, Inc. (a)	13,226	1,023,163
Virgin America Inc. (a)(b)	24,696	750,758
		1,773,921
ASSET MANAGEMENT & CUSTODY BANKS—0.9%
Hercules Technology Growth Capital, Inc. (b)	66,114	891,217
AUTO COMPONENTS—1.2%
Motorcar Parts of America, Inc. (a)	43,206	1,200,695
BANKS—7.9%
Ameris Bancorp (c)	117,700	3,106,103
Astoria Financial Corporation	120,100	1,555,295
BNC Bancorp	23,614	427,413
Brookline Bancorp, Inc.	50,000	502,500
Dime Community Bancshares, Inc.	81,800	1,316,980
International Bancshares Corporation	38,720	1,007,882
Southwest Bancorp, Inc.	2,462	43,799
		7,959,972
BUILDING PRODUCTS—2.2%
NCI Building Systems, Inc. (a)	38,474	664,831
Trex Company, Inc. (a)	28,700	1,565,011
		2,229,842
CHEMICALS—2.3%
Ferro Corporation (a)	188,035	2,359,839
COMMUNICATIONS EQUIPMENT—0.2%
Applied Optoelectronics, Inc.	8,015	111,248
Ubiquiti Networks, Inc. (b)	2,775	82,001
		193,249
CONSTRUCTION & ENGINEERING—1.5%
Tutor Perini Corporation (a)	64,371	1,503,063
CONSTRUCTION MATERIALS—0.4%
U.S. Concrete, Inc. (a)	10,960	371,325
DATA PROCESSING & OUTSOURCED SERVICES—1.7%
Cardtronics, Inc. (a)	46,183	1,736,481
DIVERSIFIED TELECOMMUNICATIONS—0.4%
Fairpoint Communications, Inc. (a)	20,144	354,534
ELECTRIC UTILITIES—1.5%
ALLETE, Inc.	29,600	1,561,696
FOOD PRODUCTS—1.1%
Amira Nature Foods Ltd. (a)(b)	129,217	1,157,784
HEALTH CARE EQUIPMENT & SUPPLIES—2.6%
Natus Medical, Inc. (a)	66,220	2,613,703
HOTELS, RESTAURANTS & LEISURE—1.3%
Papa Johns International, Inc.	22,128	1,367,732
HUMAN RESOURCE & EMPLOYMENT SERVICES—3.0%
Kforce, Inc.	119,694	2,670,373
WageWorks, Inc. (a)	7,985	425,840
		3,096,213
INSURANCE—1.8%
United Insurance Holdings Corporation	81,741	1,839,173
INVESTMENT BANKING & BROKERAGE—1.2%
Greenhill & Co., Inc.	31,132	1,234,384
IT CONSULTING & SERVICES—5.3%
Alliance Data Systems Corporation (a)	13,791	4,085,584
Luxoft Holding, Inc. (a)	26,281	1,359,779
		5,445,363
LIFE SCIENCES TOOLS & SERVICES—0.8%
Cambrex Corporation (a)	21,397	847,963
MACHINERY—1.2%
Greenbrier Companies, Inc. (The) (b)	21,068	1,221,944
MEDIA—8.6%
Cinemark Holdings, Inc.	43,191	1,946,618
Entravision Communications Corporation, Class A	222,064	1,405,665
IMAX Corporation (a)(b)	88,331	2,977,638
Regal Entertainment Group (b)	106,911	2,441,847
		8,771,768
OFFICE SERVICES & SUPPLIES—0.5%
ARC Document Solutions, Inc. (a)	51,309	473,582
OIL & GAS—2.2%
Carrizo Oil & Gas, Inc. (a)	12,741	632,591
Diamondback Energy, Inc. (a)	16,670	1,280,923
SemGroup Corporation	4,302	349,925
		2,263,439
PHARMACEUTICALS—0.6%
Pernix Therapeutics Holdings, Inc. (a)	56,983	609,148
REAL ESTATE—13.4%
Brandywine Realty Trust	27,912	446,034
DuPont Fabros Technology, Inc.	49,205	1,608,019
Education Realty Trust, Inc.	58,957	2,085,899
EPR Properties	79,410	4,766,982
Hersha Hospitality Trust	252,334	1,632,601
Physicians Realty Trust	115,622	2,036,103
Select Income	45,722	1,142,593
		13,718,231
REGIONAL BANKS—7.5%
Bryn Mawr Bank Corporation	54,146	1,646,580
Central Pacific Financial Corporation	83,883	1,926,793
CoBiz Financial, Inc.	103,909	1,280,159
F.N.B. Corporation	117,880	1,548,943
Pinnacle Financial Partners, Inc. (a)	28,369	1,261,286
		7,663,761
RESEARCH & CONSULTING SERVICES—0.5%
Acacia Research Corporation—Acacia Technologies (b)	49,227	526,729
ROAD & RAIL—1.4%
Swift Transportation Company (a)	54,714	1,423,658
SEMICONDUCTOR EQUIPMENT & PRODUCTS—4.3%
Canadian Solar, Inc. (a)(b)	30,403	1,015,156
Integrated Device Technology, Inc. (a)	107,839	2,158,937
Microsemi Corporation (a)	34,728	1,229,371
		4,403,464
SEMICONDUCTORS—4.0%
Ambarella, Inc. (a)(b)	54,324	4,112,870
SOFTWARE—1.8%
Verint Systems, Inc. (a)	30,324	1,877,965
SPECIALTY RETAIL—3.1%
Asbury Automotive Group, Inc. (a)	27,946	2,322,313
Restoration Hardware Holdings, Inc. (a)	7,958	789,354
		3,111,667
TEXTILES & APPAREL—1.6%
Deckers Outdoor Corporation (a)	21,663	1,578,583
TRADING COMPANIES & DISTRIBUTORS—1.6%
Air Lease Corporation	42,296	1,596,251
TOTAL COMMON STOCK (Cost $72,008,501)		94,586,034

Short Term Investments—15.9%
	Par Value	Value
State Street Bank & Trust Co., Repurchase Agreement 0.0%, 04/01/15, (Dated 03/31/15), Collateralized by $15,920,000 par U.S. Treasury Note-2.25% due 11/15/2024, Market Value $16,477,200, Repurchase Proceeds $16,153,118 (Cost $16,153,118)	$16,153,118	16,153,118
TOTAL INVESTMENTS (EXCLUDING INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED)—108.7% (Cost $88,161,619)		110,739,152

INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED—13.5%
Money Market—13.5%
Western Asset Institutional Cash Reserves—Inst. (Cost $13,782,634)		13,782,634

TOTAL INVESTMENTS—122.2% (Cost $101,944,253)		124,521,786
OTHER ASSETS & LIABILITIES (NET)—(22.2)%		(22,676,777)
NET ASSETS—100%		$101,845,009

(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan.
(c)	A portion of this security is restricted.
(d)	At March 31, 2015, the unrealized appreciation of investments based on aggregate cost for federal tax purposes of $102,513,517 was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$24,085,110
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(2,076,841)
Net unrealized appreciation/(depreciation)	$22,008,269

The percentage of each investment category is calculated as a percentage of net assets.

PEAR TREE QUALITY FUND

SCHEDULE OF INVESTMENTS
March 31, 2015

Common Stock—99.1%
	Shares	Value
AEROSPACE & DEFENSE—0.6%
Precision Castparts Corp.	3,395	$ 712,950
United Technologies Corporation	2	234
		713,184
BEVERAGES—3.6%
Coca-Cola Company (The)	112,008	4,541,924
BIOTECHNOLOGY—0.9%
Biogen Idec Inc. (a)	2,840	1,199,162
CHEMICALS—1.1%
Monsanto Company	12,584	1,416,203
COMMUNICATIONS EQUIPMENT—2.7%
F5 Networks, Inc. (a)	696	79,998
QUALCOMM Incorporated	48,004	3,328,598
		3,408,596
COMPUTERS & PERIPHERALS—9.9%
Apple, Inc.	60,021	7,468,413
EMC Corporation	48,270	1,233,781
International Business Machines	18,489	2,967,485
Teradata Corporation (a)	22,924	1,011,865
		12,681,544
CONSUMER SERVICES—0.0%
McKesson Corporation	1	226
DISTRIBUTORS—0.3%
Genuine Parts Company	4,196	391,025
ELECTRICAL EQUIPMENT—0.9%
Emerson Electric Co.	21,238	1,202,496
ELECTRONIC EQUIPMENT & INSTRUMENTS—0.3%
Amphenol Corporation	6,280	370,080
FOOD PRODUCTS—3.4%
Nestle, S.A. (c)	42,667	3,209,437
Unilever N.V. (b)(c)	11,189	467,253
Unilever plc (c)	14,391	600,249
		4,276,939
FOOD STAPLES & DRUG RETAILING—4.5%
Costco Wholesale Corporation	8,077	1,223,625
General Mills, Inc.	5,315	300,829
PepsiCo, Inc.	12,192	1,165,799
SYSCO Corporation	12,926	$487,698
Wal-Mart Stores, Inc.	31,356	2,579,031
		5,756,982
GAS UTILITIES—0.2%
Honeywell International Inc.	2,685	280,072
HEALTH CARE EQUIPMENT & SERVICES—11.9%
Baxter International, Inc.	9,253	633,831
Becton, Dickinson and Company	5,916	849,478
Express Scripts Holding Company (a)	85,257	7,397,750
Halyard Health, Inc. (a)	11	541
Humana Inc.	5,184	922,856
Intuitive Surgical, Inc. (a)	736	371,702
Stryker Corporation	10,020	924,345
UnitedHealth Group, Inc.	25,253	2,987,177
Zimmer Holdings, Inc.	4,606	541,297
St. Jude Medical, Inc.	7,718	504,757
		15,133,734
HEALTH CARE PROVIDERS & SERVICES—0.3%
Anthem, Inc.	2,266	349,893
HEALTH EQUIPMENT & SUPPLIES—0.1%
C. R. Bard, Inc.	505	84,512
HOTELS, RESTAURANTS & LEISURE—1.8%
Compass Group PLC (a)(c)	24,982	434,687
McDonald’s Corporation	19,413	1,891,603
		2,326,290
HOUSEHOLD PRODUCTS—6.0%
Church & Dwight Co., Inc.	4,099	350,137
Colgate-Palmolive Company	26,060	1,807,000
Kimberly-Clark Corporation	2,272	243,354
Procter & Gamble Company (The)	54,132	4,435,576
Reckitt Benckiser Group plc	9,565	829,094
		7,665,161
INDUSTRIAL CONGLOMERATES—2.9%
3M Company	18,638	3,074,338
LVMH Moët Hennessy-Louis Vuitton S.A. (a)(c)	18,028	635,307
		3,709,645
IT CONSULTING & SERVICES—2.5%
Accenture plc	17,837	1,671,149
Cognizant Technology Solutions Corporation (a)	17,709	1,104,864
Paychex, Inc.	8,185	406,099
		3,182,112
LEISURE EQUIPMENT & PRODUCTS—0.2%
Mattel, Inc.	10,396	237,549
MACHINERY—2.3%
Danaher Corporation	16,823	1,428,273
Dover Corporation	3,940	272,333
Illinois Tool Works, Inc.	12,089	1,174,325
		2,874,931
OIL & GAS—1.9%
Chevron Corporation	18,352	1,926,593
Rockwell Automation, Inc.	3,962	459,552
		2,386,145
PERSONAL PRODUCTS—0.2%
Estee Lauder Companies, Inc. (The)	3,440	286,070
PHARMACEUTICALS & BIOTECHNOLOGY—9.3%
Abbott Laboratories	32,344	1,498,497
Actavis plc (a)	1,325	394,347
Amgen, Inc.	3,737	597,359
AstraZeneca plc (c)	40,379	2,763,135
Bristol-Myers Squibb Company	4,356	280,962
Eli Lilly and Company	7,855	570,666
Johnson & Johnson	51,105	5,141,163
Novartis AG (c)	6,860	676,465
		11,922,594
RETAILING—0.4%
TJX Companies, Inc. (The)	6,479	453,854
SEMICONDUCTOR EQUIPMENTS & PRODUCTS—0.8%
Analog Devices, Inc.	9,209	580,167
Linear Technology Corporation	2,184	102,211
Xilinx, Inc.	7,662	324,103
		1,006,481
SOFTWARE & SERVICES—19.8%
Cisco Systems, Inc.	136,597	3,759,832
Citrix Systems, Inc. (a)	5,899	376,769
eBay, Inc. (a)	17,187	991,346
Google, Inc. (a)	8,525	4,728,818
Google, Inc. C (a)	2,042	1,119,016
Intuit Inc.	6,939	672,805
MasterCard Incorporated	10,843	936,727
Microsoft Corporation	137,282	5,581,200
Oracle Corporation	163,911	7,072,760
		25,239,273
SPECIALTY RETAIL—0.7%
Bed Bath & Beyond Inc. (a)	9,638	739,958
Ross Stores, Inc.	1,070	112,735
		852,693
TEXTILES & APPAREL—2.1%
Coach, Inc.	2,957	122,509
Nike, Inc. B	17,446	1,750,357
Ralph Lauren Corporation	583	76,664
V.F. Corporation	9,883	744,289
		2,693,819
TOBACCO—5.9%
British American Tobacco p.l.c. (c)	11,846	1,229,259
Philip Morris International, Inc.	77,775	5,858,791
Reynolds American, Inc.	5,321	366,670
		7,454,720
TRADING COMPANIES & DISTRIBUTION—0.3%
W.W. Grainger, Inc.	1,803	425,165
WIRELESS TELECOMMUNICATIONS—1.3%
KDDI Corporation (a)(c)	39,926	677,944
NTT DOCOMO, Inc. (a)(b)(c)	55,198	962,101
		1,640,045
TOTAL COMMON STOCK (Cost $108,940,538)		126,163,119

Short Term Investments—0.8%
	Par Value	Value
State Street Bank & Trust Co., Repurchase Agreement .0%, 04/01/15, (Dated 3/31/15), Collateralized by 980,000 par U.S. Treasury Note-2.25% due 11/15/2024, Market Value $1,014,300, Repurchase Proceeds $989,553 (Cost $989,553)	$989,553	989,553
TOTAL INVESTMENTS (EXCLUDING INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED)—99.9% (Cost $109,930,091)		127,152,672
Money Market—1.2%
Western Asset Institutional Cash Reserves—Inst. (Cost $1,490,945)	1,490,945	1,490,945
TOTAL INVESTMENTS 101.1% (Cost $111,421,036)		$128,643,617
OTHER ASSETS & LIABILITIES (NET)—(1.1%)		(1,330,735)
NET ASSETS—100%		$127,312,882

(a)	Non-Income producing security
(b)	All or a portion of this security is out on loan
(c)	ADR—American Depositary Receipts
(d)	At March 31, 2015, the unrealized appreciation of investments based on aggregate cost for federal tax purposes of $111,566,208 was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$18,870,500
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(1,793,091)
Net unrealized appreciation/(depreciation)	$17,077,409

The percentage of each investment category is calculated as a percentage of net assets.

PEAR TREE PANAGORA DYNAMIC EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS
March 31, 2015

Common Stock—70.3%
	Shares	Value
BRAZIL—3.6%
Ambev SA (c)	76,683	$ 441,694
Banco do Brasil S.A.	55,412	398,621
Cetip S.A. Mercados Organizados	29,900	299,028
CIA Paranaense de Energia (b)(c)	29,309	307,159
Companhia Brasileira de Distribuicao SP (c)	13,039	388,823
Cyrela Brazil Realty S.A. Empreendimentos e Participacoes	161,100	670,260
Energias do Brasil S.A.	80,700	262,268
JBS S.A.	168,300	750,419
KLABIN S.A.	110,100	629,202
Petroleo Brasileiro S.A.	65,183	196,079
Petroleo Brasileiro S.A. (c)	50,474	307,387
Sao Martinho S.A.	15,318	186,142
Vale S.A.	23,853	134,368
		4,971,450
CHINA—10.3%
Agricultural Bank of China, Class H	673,000	332,423
Bank of China Ltd., H	3,550,392	2,046,731
China BlueChemical Ltd. H	536,000	205,996
China Construction Bank Corporation	2,859,422	2,371,189
China Life Insurance Co,. Limited	69,000	301,666
China Petroleum & Chemical Corporation	961,810	765,335
China Power International Development Ltd.	550,000	288,691
China Shenhua Energy Co., Ltd.	121,105	308,934
China Yuchai International Ltd.	11,788	232,695
Dah Sing Financial Holdings Ltd.	19,200	114,027
Datang International Power Generation Co., Ltd.	842,000	433,273
Dongfeng Motor Group Company Limited	564,881	904,806
Guangzhou R&F Properties Co., Ltd. H	54,000	55,435
Huaneng Power International Inc. H	422,000	498,523
Industrial & Commercial Bank of China Ltd.	1,639,911	1,207,629
Jiangsu Expressway Co. Ltd.—H	156,000	211,247
NetDragon Websoft Inc. (b)	52,500	115,780
Perfect World Co., Ltd. (c)	23,530	437,187
PetroChina Company Limited	907,778	1,003,315
Ping An Insurance Group H Share	71,000	855,687
Shanghai Electric Group Company Ltd. H	570,000	374,906
Sinotrans Ltd. H Shares	1,297,000	741,004
Zhejiang Expressway Co., Ltd.	434,000	578,745
		14,385,224
COLOMBIA—0.1%
Ecopetrol S.A. (b)(c)	7,108	108,184
CZECH REPUBLIC—0.3%
CEZ A.S.	17,361	424,326
HONG KONG—6.8%
ANTA Sports Products, Ltd.	269,000	491,239
Central China Real Estate Ltd.	252,371	63,793
Champion Real Estate Investment Trust	427,000	203,755
China Mobile Limited	215,779	2,810,655
China Resources Cement Holdings Limited	480,000	271,139
Chongqing Rural Commercial Bank Co.	838,687	541,894
CNOOC Limited	524,218	739,616
Dongyue Group Ltd.	410,000	148,053
GOME Electrical Appliances Holding Limited (b)	3,955,000	576,371
KWG Property Holding Limited	568,919	402,809
Shanghai Industrial Holdings Limited	95,000	292,206
Soho China Limited	664,979	451,955
Tencent Holdings Limited	136,000	2,583,561
		9,577,046
HUNGARY—0.4%
Richter Gedeon Nyrt	40,651	559,854
INDIA—5.4%
Apollo Tyres Ltd.	226,614	608,710
Bajaj Holdings & Investment Limited	7,260	150,580
Bank of Baroda	47,763	124,366
Bharat Petroleum Corporation Ltd.	32,457	419,578
Cairn India Ltd.	90,320	310,081
Chambal Fertilizers & Chemicals Ltd.	128,923	139,674
Housing Development Finance Corp Ltd.	18,189	382,490
Indiabulls Housing Finance Limited	154,821	1,374,757
Infosys Technologies Ltd. (c)	12,204	428,116
Power Finance Corporation Limited	146,519	634,833
Reliance Industries Ltd.	11,098	145,931
Rural Electrification Corporation Limited	202,813	1,077,564
Sesa Sterlite Ltd.	230,598	699,371
Tata Consultancy Services Ltd.	3,299	134,952
Tata Steel Limited	26,762	135,197
United Phosphorus Limited	102,750	725,376
		7,491,576
INDONESIA—2.1%
PT Adaro Energy Tbk	2,087,500	151,673
PT Bank Bukopin Tbk	909,600	49,393
PT Bank Negara Indonesia (Persero) Tbk	894,500	494,284
PT Bank Rakyat Indonesia Tbk	395,200	401,245
PT Matahari Putra Prima Tbk	733,200	222,063
PT PP London Sumatra Indonesia Tbk	1,859,140	245,990
PT Telekomunikasi Indonesia Persero Tbk	5,398,090	1,193,153
PT United Tractors Tbk	136,300	227,254
		2,985,055
MALAYSIA—1.4%
British American Tobacco (Malaysia) Berhad	18,044	334,522
DiGi.Com Berhad	266,700	453,682
JCY International Berhad	170,300	32,418
Lafarge Malaysia Berhad	33,880	90,109
Malaysia Building Society Berhad	437,112	258,478
Telekom Malaysia Berhad	337,778	663,061
UMW Holdings Berhad	57,193	167,402
		1,999,672
MEXICO—1.8%
America Movil S.A.B. de C.V., Series L	934,370	956,528
Controladora Comercial Mexicana S.A. de C.V. (b)	29,400	94,726
Fomento Economico Mexicano S.A.B. (a)(c)	1,125	105,187
GRUMA, S.A.B. de C.V., Series B	75,307	958,549
Grupo Aeroportuario del Pacifico S.A.B. (c)	3,821	250,428
Grupo Financiero Banorte SAB de C.V.	11,100	64,380
Grupo Televisa S.A.B. (a)(c)	3,324	109,725
		2,539,523
PHILIPPINES—0.2%
Aboitiz Equity Ventures, Inc.	46,340	60,128
Universal Robina Corporation	39,950	201,984
		262,112
POLAND—1.4%
Asseco Poland S.A.	6,825	106,110
KGHM Polska Miedz S.A.	25,074	792,875
PGE S.A.	132,280	726,426
Tauron Polska Energia S.A.	233,484	271,328
		1,896,739
QATAR—0.4%
Commercial Bank of Qatar Q.S.C.	14,330	216,450
Doha Bank Q.S.C.	16,698	230,665
Qatar Electricity & Water Company Q.S.C.	1,095	58,731
Qatar National Bank SAQ	1,485	78,914
		584,760
RUSSIA—2.8%
Gazprom (c)	161,318	766,906
LUKoil (c)	25,174	1,166,060
Mobile TeleSystems (c)	29,771	300,687
Norilsk Nickel Mining and Metallurgical Co. (c)	26,342	467,966
PhosAgro (d)	6,214	70,218
Severstal (b)(d)	96,989	1,089,186
Sistema JSFC (Reg S) (b)(d)	8,812	65,209
		3,926,232
SINGAPORE—1.0%
ComfortDelGro Corporation Limited	189,000	398,069
DBS Group Holdings Ltd.	64,000	949,634
		1,347,703
SOUTH AFRICA—7.2%
African Rainbow Minerals Limited	16,964	138,177
Barloworld Limited	42,061	321,534
Bidvest Group Limited	29,124	788,540
Coronation Fund Managers Ltd	34,953	282,889
FirstRand Limited	311,791	1,434,195
Investec Ltd.	37,239	308,323
Liberty Holdings Limited	31,248	432,059
Mediclinic International, Ltd.	53,242	535,030
Mondi Limited	17,427	332,849
MTN Group Limited	29,759	502,541
Naspers Limited N Shs	9,935	1,530,413
Nedbank Group Ltd	19,198	376,037
Netcare Limited	153,498	527,276
PPC, Ltd.	34,941	52,759
Reunert Limited	16,128	79,740
RMB Holdings Ltd.	161,113	927,433
Sasol Ltd.	22,111	750,730
Steinoff International Holdings Limited	105,817	662,734
Tongaat Hulett Limited	7,879	87,296
		10,070,555
SOUTH KOREA—8.4%
Coway Co., Ltd.	8,969	739,703
Daishin Securities Company	9,781	104,911
Halla Climate Control Corp.	2,959	102,416
Hyosung Corporation	7,106	555,311
Hyundai Mobis Co.,Ltd.	443	98,427
Hyundai Motor Company Ltd.	2,501	379,844
Industrial Bank of Korea	26,469	318,501
Kia Motors Corporation	7,664	312,238
KT Corporation	8,567	223,933
KT&G Corporation	12,900	1,031,349
LG Display Co., Ltd.	33,423	942,936
LG Electronics Inc.	6,338	336,480
Meritz Securities Co., Ltd.	42,092	215,117
Naver Corp.	247	149,387
POSCO	605	133,330
Samsung Electronics Company, Ltd.	3,137	4,074,467
Shinhan Financial Group Co., Ltd.	3,798	143,608
SK Hynix Inc.	16,972	696,809
SK Networks Co., Ltd.	38,119	280,365
SK Telecom Co., Ltd. (c)	15,112	411,198
Sungwoo Hitech Co., Ltd.	41,550	421,324
		11,671,654
TAIWAN—12.7%
ASUSTeK Computer, Inc.	111,488	1,122,362
Chailease Holding Co., Ltd.	352,920	879,762
Chicony Electronics Co., Ltd.	117,055	328,457
Chunghwa Telecom Co., Ltd.	212,600	676,053
Farglory Land Development Co., Ltd.	143,302	165,331
Fubon Financial Holding Co., Ltd.	681,000	1,223,145
Hon Hai Precision Industry Co., Ltd.	372,074	1,089,229
Inventec Corporation	538,000	389,444
Kings Town Bank	90,000	86,146
Lite-On Technology Corp.	400,990	519,659
MediaTek, Inc.	44,000	595,526
Pegatron Corporation	484,416	1,311,283
Powertech Technology, Inc.	515,000	887,136
President Chain Store Corp.	134,915	1,015,420
Quanta Computer, Inc.	330,000	797,315
Radiant Opto-Electronics Corporation	202,409	630,062
Realtek Semiconductor Corporation	136,000	434,644
Simplo Technology Co., Ltd.	59,000	296,980
Taishin Financial Holding Co., Ltd.	900,000	382,550
Taiwan Semiconductor Manufacturing Co., Ltd.	603,270	2,805,234
TECO Electric & Machinery Co., Ltd.	401,983	382,841
United Microelectronics Corporation	2,365,401	1,171,739
Vanguard International Semiconductor Corp.	370,000	629,083
		17,819,401
THAILAND—1.7%
Delta Electronics PCL	156,900	362,837
Electricity Generating PCL	38,179	177,754
Kiatnakin Bank PCL	143,400	171,869
Krung Thai Bank PCL	1,329,946	931,861
PTT Exploration & Production PCL	50,700	169,831
PTT PCL	19,800	196,540
Thanachart Capital PCL	302,000	322,511
		2,333,203
TURKEY—2.0%
Enka Inşaat ve Sanayi A.Ş.	81,243	162,561
Emlak Konut Gayrimenkul Yatirim Ortakligi A.S.	194,493	220,776
Eregli Demir ve Celik Fabrikalari T.A.S.	496,376	771,648
Tofas Turk Otomobil Fabrikasi A.S.	117,882	714,423
Turkiye Is Bankasi A.S.	394,211	890,418
		2,759,826
UNITED ARAB EMERATES—0.3%
Abu Dhabi Commercial Bank	115,564	203,572
Aldar Properties PJSC	162,968	105,158
First Gulf Bank PJSC	45,471	180,750
		489,480
TOTAL COMMON STOCK (Cost $95,460,707)		98,203,575

Preferred Stock—1.6%
BRAZIL—1.2%
Banco Bradesco S.A.	43,066	401,221
Cia Energetica de Sao Paulo	39,200	291,227
Itau Unibanco Holding S.A.	53,370	591,734
Metalurgica Gerdau S.A.	55,900	189,744
Vale S.A., Class A	39,271	190,516
		1,664,442
SOUTH KOREA—0.4%
Samsung Electronics Co. Ltd.	590	587,102
TOTAL PREFERRED STOCK (Cost $3,806,813)		2,251,544

Mutual Funds—27.4%
UNITED STATES—27.4%
Pear Tree PanAgora Risk Parity Emerging Markets Fund* (Cost $39,814,145)	3,912,134	38,260,668
Short Term Investments—0.5%
	Par Value	Value
State Street Bank & Trust Co., Repurchase Agreement .0%, 04/01/15, (Dated 3/31/15), Collateralized by 725,000 par U.S. Treasury Note-2.25% due 11/15/2024, Market Value $750,375, Repurchase Proceeds $732,661 (Cost $732,661)	$732,661	732,661
TOTAL INVESTMENTS (EXCLUDING INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED) (Cost $139,814,326)		139,448,448
INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED—1.1%
Money Market—1.1%
Western Asset Institutional Cash Reserves—Inst. (Cost $1,516,442)	1,516,442	1,516,442
TOTAL INVESTMENTS—100.9% (Cost $141,330,768)		140,964,890
OTHER ASSETS & LIABILITIES (Net)—(0.9%)		(1,246,414)
NET ASSETS—100%		$139,718,476

*	Investment in affiliated security. This Fund is advised by Pear Tree Advisors, Inc. which also serves as advisor to Pear Tree PanAgora Dynamic Emerging Markets Fund.
(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan.
(c)	ADR—American Depositary Receipts
(d)	GDR—Global Depositary Receipts
(e)	At March 31, 2015, the unrealized appreciation of investments based on aggregate cost for federal tax purposes of $141,746,000 was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$16,671,167
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(17,452,277)
Net unrealized appreciation/(depreciation)	$(781,110)

The percentage of each investment category is calculated as a percentage of net assets.

SECTOR ALLOCATIONS (as a percentage of Total Net Assets)
Financials	19.6%
Information Technology	16.9%
Consumer Discretionary	6.5%
Telecommunication Services	5.9%
Materials	5.7%
Energy	5.4%
Consumer Staples	4.2%
Industrials	3.8%
Utilities	2.7%
Health Care	1.2%
Mutual Funds	27.4%
Cash and Other Assets (Net)	0.7%

PEAR TREE PANAGORA RISK PARITY EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS
March 31, 2015

Common Stock—90.0%
	Shares	Value
BRAZIL—3.2%
Banco do Brasil S.A.	2,400	$ 17,265
BRF S.A.	1,300	25,839
CCR S.A.	8,300	42,481
Cetip S.A. Mercados Organizados	2,200	22,002
CIA Paranaense de Energia (c)	3,284	34,416
Cielo S.A.	5,400	77,472
Companhia Energetica de Minas Gerais (c)	7,462	30,519
Companhia Siderurgica Nacl (b)(c)	15,811	26,563
Cosan S.A. Industria e Comercio	4,700	41,160
CPFL Energia S.A. (c)	686	8,726
Cyrela Brazil Realty S.A. Empreendimentos e Participacoes	10,300	42,854
Embraer S.A. (c)	2,049	63,007
Gerdau S.A. (c)	9,500	30,400
Hypermarcas S.A. (a)	2,800	17,320
Kroton Educacional S.A.	7,792	25,177
Localiza Rent a Car S.A.	5,500	62,690
Lojas Americanas S.A.	11,375	47,147
Lojas Renner S.A..	1,000	28,505
Natura Cosméticos S.A.	1,300	10,981
Odontoprev S.A.	21,500	73,384
Petroleo Brasileiro S.A.	13,800	41,512
Porto Seguro S.A.	2,600	29,187
Qualicorp S.A. (a)	9,000	64,433
Raia Drogasil S.A.	4,400	39,569
Souza Cruz S.A.	2,100	16,749
Telefonica Brasil S.A. (b)(c)	3,869	59,157
TIM Participacoes S.A. (c)	2,643	43,821
Totvs S.A.	8,300	95,127
Transmissora Alianca de Energia Eletrica S.A.	6,100	40,109
Ultrapar Participacoes S.A.	1,900	38,678
Vale S.A.	1,200	6,760
Via Varejo S.A. (a)	3,300	16,983
Weg S.A.	4,790	47,829
		1,267,822
CHILE—4.9%
AES Gener S.A.	162,417	87,121
Aguas Andinas S.A.	138,946	81,873
Banco de Chile	823,845	92,208
Banco de Crédito e Inversiones	1,662	73,982
Banco Santander Chile (c)	4,438	96,216
Cencosud S.A.	25,242	59,818
CHILE—4.9%
Colbun S.A.	329,877	97,295
Compania Cervecerias Unidas S.A. (b)(c)	4,663	96,804
Corpbanca S.A. (b)(c)	5,000	79,850
Empresa Nacional de Electricidad S.A. (b)(c)	1,685	75,909
Empresa Nacional de Telecomunicaciones S.A.	19,694	199,958
Empresas CMPC S.A.	61,044	167,582
Empresas Copec S.A.	13,338	154,474
Enersis S.A. (c)	5,367	87,267
LATAM Airlines Group S.A. (a)	13,801	113,276
Quimica y Minera de Chile S.A. (c)	4,806	87,709
S.A.C.I. Falabella	28,026	214,459
Vina Concha y Toro S.A.	44,985	92,566
		1,958,367
CHINA—5.2%
Air China Ltd H Shares	34,000	34,684
Aluminum Corporation of China Limited H Shares (a)	114,000	56,162
Anhui Conch Cement Company Limited H	8,500	32,174
Bank of Communications Co., Ltd. H	60,000	51,458
BBMG Corporation H	30,000	27,547
Beijing Capital International Airport Co., Ltd. H	34,000	33,325
Beijing Enterprises Holdings Limited	5,500	43,410
Belle International Holdings Limited	18,000	20,962
Brilliance China Automotive Holdings, Ltd.	8,000	15,352
BYD Co., Ltd. H Shares	6,000	30,797
China Agri-Industries Holdings Limited	45,000	17,410
China Coal Energy Co., Ltd. (b)	82,000	45,368
China Communications Construction Co., Ltd., Class H	15,000	21,086
China Communications Services Corporation Ltd. H	106,000	47,026
China Construction Bank Corporation	37,000	30,682
China International Marine Containers Group Co., Ltd. H	8,400	18,308
China Longyuan Power Group H	33,000	35,962
China National Building Material Co., Ltd. H	38,000	37,834
China Oilfield Services Limited H	30,000	49,755
China Petroleum & Chemical Corporation	52,000	41,378
China Pharmaceutical Group Limited	44,000	37,168
China Shenhua Energy Co., Ltd.	18,500	47,193
China Shipping Container Lines Co., Ltd. H (a)	42,000	13,271
China Taiping Insurance Holdings Co., Ltd. (a)	7,400	25,338
China Telecom Corporation Limited	142,000	91,017
CITIC Pacific Ltd.	18,000	30,782
Datang International Power Generation Co., Ltd.	68,000	34,991
Dongfeng Motor Group Company Limited	14,000	22,425
ENN Energy Holdings Ltd.	4,000	24,478
Fosun International	33,000	63,923
Haitian International Holdings Ltd.	16,000	36,441
Huaneng Power International Inc. H	60,000	70,880
Industrial & Commercial Bank of China Ltd.	64,000	47,129
Inner Mongolia Yitai Coal Co., Ltd., Class B	27,000	39,771
Jiangsu Expressway Co. Ltd.—H	20,000	27,083
Jiangxi Copper Company Limited	11,000	20,400
Kingboard Chemical Holdings, Ltd.	29,500	46,719
Kingsoft Corporation Ltd. (b)	11,000	32,487
People’s Insurance Co (Group) of China Ltd.	69,000	34,972
PetroChina Company Limited (b)(c)	505	56,161
Shandong Weigao Group Medical Polymer Co., Ltd.	36,000	31,757
Shanghai Electric Group Company Ltd. H	38,000	24,994
Shanghai Fosun Pharmaceutical Group Class H	12,000	40,006
Shanghai Pharmaceuticals Holding Co., Ltd.	27,700	73,055
Shenzhou International Group	6,000	27,160
Sino Biopharmaceutical Limited	40,000	40,650
Sino-Ocean Land Holdings Ltd.	49,000	29,575
Sinopec Shanghai Petrochemical Co., Ltd.	155,000	57,571
Sinopharm Group Co., Ltd. H	14,000	57,055
Tingyi (Cayman Islands) Holding Corporation	10,000	21,486
Tsingtao Brewery Co., Ltd.	4,000	26,748
Uni-President China Holdings Limited	36,000	23,864
Yanzhou Coal Mining Company Limited (b)	38,000	32,541
Zhejiang Expressway Co., Ltd.	20,000	26,670
Zijin Mining Group Co., Ltd.	116,000	36,802
ZTE Corporation H	20,800	47,910
		2,091,153
COLOMBIA—2.6%
Almacenes Exito S.A.	17,303	166,810
Cementos Argos S.A.	32,449	106,736
CEMEX Latam Holdings, S.A. (a)	15,979	83,185
Corporacion Financiera Colombiana S.A.	3,321	45,696
Ecopetrol S.A.	244,613	186,297
Grupo Argos S.A.	14,414	92,491
Grupo de Inversiones Suramericana SA	6,194	80,159
Interconexión Electrica S.A.	45,457	130,241
Isagen S.A. E.S.P.	147,496	173,476
		1,065,091
CZECH REPUBLIC—0.7%
CEZ A.S.	4,364	106,662
Komercni Banka A.S.	483	104,224
Telefónica Czech Republic, A.S.	9,459	75,565
		286,451
EGYPT—1.0%
Commercial International Bank	19,631	146,138
Global Telecom Holding S.A.E. (a)(d)	38,869	85,512
Talaat Moustafa Group (TMG) Holding	63,617	85,961
Telecom Egypt SAE	64,627	94,272
		411,883
GREECE—1.2%
Alpha Bank A.E. (a)	90,703	26,795
Eurobank Ergasias S.A. (a)	237,768	26,819
Folli-Follie S.A.	1,701	50,689
Hellenic Telecommunication Organization S.A. (a)	7,273	64,458
Jumbo S.A.	4,399	45,744
Opap S.A.	6,900	64,710
Piraeus Bank S.A. (a)	70,614	27,233
Public Power Corporation S.A. (a)	10,804	66,155
Titan Cement Company S.A.	4,109	94,329
		466,932
HONG KONG—2.3%
AAC Technologies Holdings Inc. (b)	9,000	55,655
Alibaba Health Information Technology Ltd. (a)	42,000	35,479
ANTA Sports Products, Ltd.	12,000	21,914
Beijing Enterprises Water Group Limited	48,000	32,809
China Gas Holdings Ltd.	20,000	32,861
China Merchants Holdings International Co., Ltd.	6,000	23,639
China Mobile Limited	5,000	65,128
China Resources Cement Holdings Limited	36,000	20,336
China Resources Enterprise	8,000	15,682
China Resources Gas Group Limited	12,000	37,452
China Resources Power Holdings Co., Ltd.	16,000	40,114
China Unicom (Hong Kong) Limited (c)	5,202	79,382
CNOOC Limited (c)	169	23,968
Franshion Properties (China) Ltd.	50,000	15,154
GCL-Poly Energy Holdings Ltd. (a)	104,000	27,764
Guangdong Investment Limited	48,000	63,142
Hanergy Thin Film Power Group Ltd. (b)	36,000	32,267
Hengan International Group Co., Ltd.	2,500	30,017
Lee & Man Paper Manufacturing Ltd.	47,000	22,730
Lenovo Group Limited	26,000	37,890
Semiconductor Manufacturing International Corp. (a)	267,000	25,826
Shanghai Industrial Holdings Limited	17,000	52,289
Sihuan Pharmaceutical Holdings Group Ltd.	48,000	27,300
Sun Art Retail Group Ltd. (b)	33,500	29,206
Tencent Holdings Limited	2,000	37,994
Want Want China Holdings Limited	29,000	30,668
		916,666
HUNGARY—0.5%
MOL Hungarian Oil an Gas Nyrt.	1,311	56,839
OTP Bank Nyrt.	4,444	84,318
Richter Gedeon Nyrt	3,883	53,478
		194,635
INDONESIA—6.8%
PT Adaro Energy Tbk	1,141,100	82,910
PT Astra Agro Lestari Tbk	50,400	93,669
PT Astra International Tbk	145,500	95,423
PT Bank Central Asia Tbk	71,500	81,070
PT Bank Danamon Indonesia Tbk	166,400	65,224
PT Bank Mandiri Tbk	56,900	54,289
PT Bank Negara Indonesia (Persero) Tbk	133,300	73,659
PT Bank Rakyat Indonesia Tbk	44,000	44,673
PT Bumi Serpong Damai Tbk	306,000	49,966
PT Charoen Pokphand Indonesia Tbk	196,800	53,358
PT Global Mediacom Tbk	533,800	71,446
PT Gudang Garam Tbk	15,000	58,509
PT Indo Tambangraya Megah Tbk	71,700	92,675
PT Indocement Tunggal Prakarsa Tbk	69,700	116,877
PT Indofood CBP Sukses Makmur Tbk	70,800	79,464
PT Indofood Sukses Makmur Tbk	120,500	68,660
PT Jasa Marga (Persero) Tbk	254,200	139,980
PT Kalbe Farma Tbk	1,386,600	197,783
PT Lippo Karawaci Tbk	584,600	60,360
PT Matahari Department Store Tbk	44,000	66,294
PT Media Nusantara Citra Tbk	306,600	67,182
PT Perusahaan Gas Negara (Persero) Tbk	454,700	166,926
PT Semen Indonesia (Persero) Tbk	102,300	106,799
PT Surya Citra Media Tbk	236,200	61,331
PT Tambang Batubara Bukit Asam (Persero) Tbk	118,800	97,675
PT Telekomunikasi Indonesia Tbk (c)	2,884	125,569
PT Unilever Indonesia Tbk	32,200	97,647
PT United Tractors Tbk	93,100	155,226
PT XL Axiata Tbk	265,900	88,464
Tower Bersama Infrastructure	153,000	110,874
		2,723,982
MALAYSIA—7.6%
AirAsia Berhad	77,200	49,611
Alliance Financial Group Berhad	35,600	46,044
AMMB Holdings Berhad	14,900	25,588
Astro Malaysia Holdings Berhad	74,100	64,026
Axiata Group Berhad	50,200	95,968
Berjaya Sports Toto Berhad	91,581	83,087
British American Tobacco (Malaysia) Berhad	3,700	68,595
Bumi Armada Berhad	291,550	81,085
CIMB Group Holdings Berhad	19,100	32,078
Dialog Group Berhad	151,756	64,743
DiGi.Com Berhad	69,100	117,546
Felda Global Ventures Holdings Berhad	106,400	62,343
Gamuda Berhad	33,700	46,407
Genting Berhad	39,200	95,261
Genting Malaysia Berhad	93,400	106,678
Genting Plantation Berhad	33,500	91,721
Hong Leong Bank Berhad	16,000	61,607
Hong Leong Financial Group Berhad	7,700	35,262
IHH Healthcare Berhad	94,500	153,354
IJM Corporation Berhad	20,600	40,049
IOI Corporation Berhad	77,100	95,555
IOI Properties Group Berhad	70,000	41,204
Kuala Lumpur Kepong Berhad	17,800	109,487
Malayan Banking Berhad	19,200	48,369
Malaysia Airports Holdings Berhad	24,400	46,119
Maxis Berhad	59,900	116,290
MISC Berhad	25,600	58,686
Petronas Chemicals Group Berhad	83,600	127,313
Petronas Dagangan Berhad	17,900	96,665
Petronas Gas Berhad	11,700	72,724
PPB Group Berhad	17,100	71,013
Public Bank Bhd	10,400	53,018
RHB Capital Berhad	15,900	34,002
SapuraKencana Petroleum Berhad	85,600	54,547
Sime Darby Berhad	24,800	62,075
Telekom Malaysia Berhad	72,600	142,514
Tenaga Nasional Berhad	29,100	112,833
UEM Sunrise Berhad	89,100	33,201
UMW Holdings Berhad	26,100	76,394
YTL Corporation Berhad	207,100	93,387
YTL Power International Berhad	244,100	98,866
		3,065,315
MEXICO—5.7%
Alfa S.A.B. de C.V., Series A	38,800	78,499
America Movil S.A.B. Series L (c)	9,702	198,503
Arca Continental S.A.B. de C.V.	8,500	52,287
Cemex S.A. de C.V. (a)(c)	4,015	38,022
Cemex S.A.B. CPO	35,880	34,025
Coca-Cola FEMSA SAB de C.V. (b)(c)	744	59,416
Compartamos, S.A.B de C.V.	46,700	83,732
Controladora Comercial Mexicana S.A. de C.V.	17,900	57,673
El Puerto de Liverpool S.A.B. de C.V.	14,500	170,120
Fibra Uno Administracion S.A. de C.V.	27,484	72,817
Fomento Economico Mexicano S.A.B. (c)	514	48,059
Genomma Lab Internacional SAB de C.V. (a)(b)	167,700	156,720
GRUMA, S.A.B. de C.V., Series B	4,500	57,278
Grupo Aeroportuario del Pacifico S.A.B. (c)	1,395	91,428
Grupo Aeroportuario del Sureste, S. A. B. de C.V., Series B	4,900	65,918
Grupo Bimbo, S.A. de C.V.	17,700	50,041
Grupo Carso SAB de C.V., Series A1 (b)	11,600	48,413
Grupo Comercial Chedraui S.A. de C.V. (b)	21,800	66,036
Grupo Financiero Banorte SAB de C.V.	17,000	98,599
Grupo Financiero Inbursa SAB de C.V.	31,100	78,401
Grupo Lala SAB de C.V.	21,500	43,512
Grupo Mexico S.A.B. de C.V., Series B	17,500	51,622
Grupo Televisa S.A.B. (c)	3,723	122,896
Industrias Penoles SAB de C.V.	2,970	51,592
Kimberly-Clark de Mexico S.A. de C.V., Class A	13,400	28,007
Mexichem SAB de C.V.	21,900	57,133
Minera Frisco S.A.B. De C.V. (a)(b)	46,000	49,474
OHL Mexico, S.A.B. de C.V.	23,200	43,864
Promotora Y Operadora de Infraestructura, S.A.B. de C.V.	7,200	76,871
Santander Mexico SAB de C.V.	36,600	79,952
Wal-Mart de Mexico, S.A.B. de C.V.	30,500	76,028
		2,286,938
PERU—0.8%
Credicorp Ltd.	934	131,349
Companhia de Minas Buenaventura S.A. (c)	8,926	90,420
Southern Copper Corporation (b)	3,566	104,056
		325,825
PHILIPPINES—5.8%
Aboitiz Equity Ventures, Inc.	69,300	89,920
Aboitiz Power Corporation	208,400	207,468
Alliance Global Group, Inc.	121,900	72,267
Ayala Corporation	4,530	80,567
Ayala Land Inc.	88,100	75,880
Bank of the Philippine Islands	36,516	82,100
BDO Unibank, Inc.	19,280	53,354
DMCI Holdings, Inc.	218,150	75,645
Energy Development Corporation	820,300	155,986
Globe Telecom, Inc.	4,665	210,186
International Container Terminal Services, Inc.	34,340	82,969
JG Summit Holdings, Inc.	49,050	79,555
Jollibee Foods Corporation	51,300	252,483
Megaworld Corporation	569,000	69,120
Metro Pacific Investments Corporation	720,600	77,864
Metropolitan Bank & Trust Company	39,398	85,979
Philippine Long Distance Telephone Company (c)	2,406	150,351
SM Investments Corporation	3,928	79,043
SM Prime Holdings, Inc.	179,300	80,143
Universal Robina Corporation	49,770	251,634
		2,312,514
POLAND—4.2%
Alior Bank S.A. (a)	2,932	64,359
Bank Handlowy w Warszawie S.A.	1,260	35,975
Bank Millennium S.A.	24,470	42,880
Bank Pekao S.A.	612	29,641
Bank Zachodni WBK S.A.	395	35,910
CCC S.A.	1,510	72,776
Cyfrowy Polsat S.A.	17,925	117,850
ENEA S.A.	14,609	63,596
Energa S.A.	11,210	73,554
Eurocash S.A.	15,242	131,498
Getin Noble Bank S.A.	52,529	23,393
Grupa Azoty S.A.	4,328	92,379
Grupa LOTOS S.A. (a)	11,387	81,257
KGHM Polska Miedz S.A.	2,829	89,457
LPP S.A.	33	61,520
mBank S.A.	215	24,948
Orange Polska S.A.	50,359	126,465
PGE S.A.	13,573	74,537
PKO Bank Polski S.A.	3,149	28,213
Polski Koncern Naftowy ORLEN S.A.	7,522	117,441
Polskie Gornictwo Naftowe i Gazownictwo S.A.	74,950	108,626
PZU S.A.	282	36,338
Synthos S.A.	68,146	79,012
Tauron Polska Energia S.A.	65,807	76,473
		1,688,098
QATAR—4.5%
Barwa Real Estate Company Q.S.C.	9,010	111,597
Commercial Bank of Qatar Q.S.C.	7,855	118,647
Doha Bank Q.S.C.	6,703	92,595
Gulf International Services Q.S.C.	6,975	183,893
Industries Qatar Q.S.C.	6,719	256,489
Masraf Al Rayan Q.S.C.	8,473	110,879
Ooredoo Q.S.C.	6,583	180,247
Qatar Electricity & Water Company Q.S.C.	6,312	338,547
Qatar Islamic Bank SAQ	3,962	108,156
Qatar National Bank SAQ	3,076	163,462
Vodafone Qatar	29,069	142,341
		1,806,853
RUSSIA—2.8%
ALROSA ao	57,300	69,520
Federal Hydro-Generating Company RusHydro OAO	5,089,000	46,045
Gazprom (c)	11,237	53,421
JSC RusHydro (b)(c)	72,761	70,433
Magnit OJSC (Reg S) (d)	2,783	142,072
MegaFon (d)	3,601	57,616
Mobile TeleSystems (c)	5,038	50,884
Moscow Exchange MICEX-RTS	57,010	66,650
Norilsk Nickel Mining and Metallurgical Co. (c)	3,515	62,444
NovaTek OAO (Reg S) (d)	458	34,350
OAO Rostelecom	45,640	61,099
OC Rosneft OJSC (Reg S) (d)	11,492	49,473
Sberbank	38,840	41,737
Severstal (d)	7,131	80,081
Sistema JSFC (Reg S) (d)	9,135	67,599
Tatneft (a)(c)	1,495	44,536
Uralkali OJSC	19,200	51,011
VTB Bank OJSC	72,030,000	74,270
		1,123,241
SOUTH AFRICA—5.4%
African Bank Investments Limited	47,336	—
African Rainbow Minerals Limited	3,044	24,794
Anglogold Ashanti Ltd. (c)	3,117	29,113
Aspen Pharmacare Holdings Limited	2,007	63,486
Assore Ltd.	3,442	37,710
Barloworld Limited	13,711	104,813
Bidvest Group Limited	4,777	129,338
Discovery Ltd.	1,769	18,186
Exxaro Resources Ltd. (b)	10,631	88,011
Foschini Limited	3,981	59,216
Gold Fields Limited	3,713	15,697
Gold Fields Ltd. (c)	4,490	18,005
Growthpoint Properties Limited	21,002	49,601
Impala Platinum Holdings Limited	2,939	14,243
Imperial Holdings Limited	4,233	67,267
Investec Ltd.	4,159	34,435
Life Healthcare Group Holdings Ltd.	20,143	70,205
Massmart Holdings Ltd.	4,531	55,987
Mediclinic International, Ltd.	7,243	72,785
MMI Holdings Ltd.	13,440	36,336
Mr Price Group Ltd.	2,605	55,795
MTN Group Limited	3,432	57,956
Nampak Ltd.	7,606	25,501
Naspers Limited N Shs	446	68,703
Netcare Limited	27,555	94,653
Pick n Pay Stores Ltd.	10,396	42,348
PPC, Ltd.	17,830	26,922
Redefine Properties Ltd.	26,601	27,172
Remgro Limited	1,906	41,733
RMI Holdings Ltd.	6,849	26,099
Sanlam Limited	7,618	49,180
Sappi Ltd.	8,232	33,180
Sasol Ltd.	2,679	90,960
Shoprite Holdings Ltd.	3,148	42,598
Spar Group Limited (The)	5,801	90,173
Steinoff International Holdings Limited	14,100	88,309
Telkom South Africa Limited	10,145	66,188
Tiger Brands Limited	2,360	59,370
Truworths International Ltd.	6,076	44,175
Vodacom Group (Proprietary) Limited	8,778	95,947
Woolworths Holdings Limited	9,145	64,899
		2,181,089
SOUTH KOREA—5.5%
Amore Pacific Corporation	25	75,601
Amorepacific Group	36	48,673
BS Financial Group, Inc.	1,490	20,414
Celltrion Inc. (a)(b)	1,100	69,305
CJ CheilJedang Corp.	116	39,522
Daewoo International Corporation	420	10,051
Daewoo Securities Co., Ltd. (a)	1,770	20,660
DGB Financial Group Inc.	1,410	15,378
Dongbu Insurance Co., Ltd.	443	19,745
Doosan Heavy Industries & Construction Co., Ltd.	1,230	31,375
Doosan Infracore Co., Ltd. (a)	3,730	40,008
E-MART Co., Ltd.	102	21,421
GS Holdings Corp.	1,490	57,615
Hana Financial Group, Inc.	490	12,698
Hankook Tire Co. Ltd.	714	29,186
Hanwha Corporation	600	19,658
Hyosung Corporation	364	28,445
Hyundai Marine & Fire Insurance, Co., Ltd.	912	20,386
Hyundai Mobis Co.,Ltd.	73	16,219
Hyundai Steel Co., Ltd.	364	23,951
Hyundai Wia Corp.	165	21,044
Industrial Bank of Korea	1,890	22,742
Kangwon Land Inc.	980	30,607
KB Financial Group Inc.	840	29,755
Korea Aerospace Industries, Ltd.	290	14,742
Korea Electric Power Corporation	2,346	97,270
Korea Gas Corporation (a)	2,424	88,487
Korea Kumho Petrochemical Co., Ltd.	401	28,373
Korea Zinc Co., Ltd.	92	35,160
KT Corporation (c)	7,023	91,861
KT&G Corporation	320	25,584
LG Chem Ltd.	141	28,722
LG Display Co., Ltd. (a)	1,436	40,513
LG Household & Healthcare	45	34,112
LG Innotek Co., Ltd. (a)	348	36,386
LG Uplus Corp.	6,740	66,826
Lotte Chemical Corporation	190	34,851
Lotte Confectionery Co. Ltd.	18	28,944
Lotte Shopping Co., Ltd.	148	31,682
Naver Corp.	43	26,007
NCSoft Corporation	168	27,484
Orion Corporation	42	43,838
Paradise Co., Ltd.	1,235	26,994
POSCO	77	16,969
Samsung C&T Corp.	560	29,982
Samsung Card Co, Ltd.	907	33,559
Samsung Electro-Mechanics Co., Ltd.	282	19,546
Samsung Electronics Company, Ltd.	14	18,184
Samsung Fire & Marine Insurance Co., Ltd.	74	17,842
Samsung Life Insurance Co., Ltd	183	15,950
Samsung SDI Company, Ltd.	221	27,191
Samsung Securities Co., Ltd.	380	17,811
Shinhan Financial Group Co., Ltd.	600	22,687
Shinsegae Co., Ltd.	211	32,046
SK C&C Co., Ltd.	221	46,313
SK Hynix Inc. (a)	700	28,740
SK Innovation Co., Ltd.	680	58,472
SK Telecom Co., Ltd. (c)	2,365	64,352
S-Oil Corp.	1,026	59,464
Woori Bank	2,508	21,204
Woori Investment & Securities Co., Ltd.	3,347	43,442
Yuhan Co., Ltd.	504	84,950
		2,190,999
TAIWAN—6.7%
Asia Cement Corporation	56,808	71,441
Asia Pacific Telecom Co., Ltd.	119,000	54,385
Cheng Shin Rubber Industry Co., Ltd.	27,900	64,110
China Airlines Ltd. (a)	107,000	54,885
China Life Insurance Co,. Limited	37,400	32,571
China Steel Corporation	74,208	61,662
Chinatrust Financial Holding Co., Ltd.	27,739	18,439
Chunghwa Telecom Co., Ltd. (b)(c)	3,356	107,627
CTCI Corporation	22,000	36,280
Eclat Textile Co., Ltd.	2,160	28,407
EVA Airways Corporation (a)	102,108	74,892
Evergreen Marine Corporation (a)	46,000	34,180
Far Eastern Department Stores Ltd.	36,720	31,040
Far Eastern New Century Corporation	60,268	62,213
Far EasTone Telecommunications Co., Ltd.	47,000	113,407
Farglory Land Development Co., Ltd.	18,000	20,767
First Financial Holding Company Ltd.	74,900	44,523
Formosa Chemicals & Fiber Corporation	11,330	25,999
Formosa International Hotels Corporation	2,420	25,561
Formosa Petrochemical Corporation	55,000	120,406
Formosa Plastics Corporation	32,480	78,787
Formosa Taffeta Co., Ltd.	32,000	33,698
Fubon Financial Holding Co., Ltd.	14,000	25,145
Giant Manufacturing Co., Ltd.	4,000	38,607
Highwealth Construction Corp.	21,000	49,664
HIWIN Technologies Corp.	3,090	22,861
Hotai Motor Co., Ltd.	2,000	30,904
Hua Nan Financial Holdings Co., Ltd.	40,015	22,891
Lite-On Technology Corp.	27,075	35,088
Mega Financial Holding Co., Ltd.	23,751	19,698
Merida Industry Co., Ltd.	3,150	24,765
Nan Ya Plastics Corporation	29,100	64,636
Pou Chen Corporation	21,000	29,396
President Chain Store Corp.	17,000	127,948
Realtek Semiconductor Corporation	10,000	31,959
Ruentex Development Company Limited	23,000	35,283
Ruentex Industries Ltd.	21,000	45,973
ScinoPharm Taiwan Ltd.	83,603	132,391
Standard Foods Corporation	40,275	103,744
Synnex Technology International Corp.	18,000	24,334
Taishin Financial Holding Co., Ltd.	43,934	18,675
Taiwan Cement Corporation	42,000	59,195
Taiwan Cooperative Financial Holding Co., Ltd.	58,831	29,801
Taiwan Fertilizer Co., Ltd.	37,000	64,091
Taiwan Glass Industry Corporation	43,000	30,989
Taiwan Mobile Co., Ltd.	34,000	118,984
Taiwan Semiconductor Manufacturing Co., Ltd. (c)	1,057	24,818
TECO Electric & Machinery Co., Ltd.	25,000	23,810
U-Ming Marine Transport Corporation	41,000	60,668
Uni-President Enterprises Corporation	69,557	116,484
Yang Ming Marine Transport Corporation (a)	63,000	36,242
Yuanta Financial Holding Co., Ltd.	32,800	16,510
Yulon Motor Co., Ltd.	12,000	16,395
		2,677,229
THAILAND—5.5%
Advanced Info Service For Rg	18,200	132,557
Airports of Thailand PCL	10,400	89,490
Bangkok Bank PCL (e)	7,700	43,659
Bangkok Dusit Medical Services PLC	202,200	122,414
Banpu Public Company Limited	52,000	47,142
BEC World PCL	57,900	72,953
BTS Group Holdings PCL	399,300	112,280
Bumrungrad Hospital PLC	27,700	129,392
Central Pattana PCL	35,600	46,770
Charoen Pokphand Foods PCL	125,200	86,570
CP ALL PCL	82,600	104,075
Delta Electronics PCL	56,000	129,502
Glow Energy PCL	49,400	130,180
Home Product Center PCL	279,299	69,954
Indorama Ventures Public Company Limited	85,500	68,316
IRPC PCL	263,500	34,820
Kasikornbank PCL (e)	10,400	73,190
Krung Thai Bank PCL	72,200	50,589
Minor International PCL	75,900	81,638
PTT Exploration & Production PCL	16,300	54,600
PTT Global Chemical PCL	28,700	46,084
PTT PCL	7,100	70,476
Siam Cement Pub Co-for Reg	6,100	95,980
Siam Commercial Bank PCL	11,300	61,813
Thai Oil PCL	25,300	40,430
Thai Union Frozen Products PCL	104,100	64,303
TMB Bank Public Company Limited	647,600	59,307
True Corp PCL (a)	194,689	74,788
		2,193,272
TURKEY—4.4%
Akbank T.A.S.	20,669	60,843
Anadolu Efes Biracilik VE (a)	10,043	83,859
Arcelik A.S.	12,843	74,128
BIM Birlesik Magazalar A.S.	4,336	76,916
Coca-Cola Icecek A.S.	4,015	67,900
Emlak Konut Gayrimenkul Yatirim Ortakligi A.S.	24,832	28,188
Enka naat ve Sanayi A..	32,264	64,558
Eregli Demir ve Celik Fabrikalari T.A.S.	71,778	111,584
Ford Otomotiv Sanayi A.S. (a)	6,791	87,670
Haci Omer Sabanci Holding A.S.	12,469	44,045
Koc Holding A.S.	17,783	81,087
Petkim Petrokimya Holding A.S.	78,392	104,370
TAV Havalimanlari Holding A.S.	9,549	79,918
Tofas Turk Otomobil Fabrikasi A.S.	12,079	73,205
Tupras—Turkiye Petrol Rafinerileri A.S.	7,476	177,349
Turk Hava Yollari A.O. (a)	20,144	66,583
Turk Telekomunikasyon A.S.	37,251	98,904
Turkcell Iletisim Hizmetleri A.S. (a)(c)	7,788	101,478
Turkiye Garanti Bankasi A.S.	14,840	48,709
Turkiye Halk Bankasi A.S.	4,428	21,895
Turkiye Sise ve Cam Fabrikalari A.S.	52,140	64,403
Turkiye Vakiflar Bankasi T-d	25,635	42,021
Ulker Biskuvi Sanayi A.S.	9,921	74,442
Yapi ve Kredi Bankasi A.S.	25,678	39,523
		1,773,578
UNITED ARAB EMERATES—2.7%
Abu Dhabi Commercial Bank	60,933	107,336
Aldar Properties PJSC	142,754	92,114
Arabtec Holding Company PJSC	155,605	96,594
DP World Ltd.	9,567	206,647
Dubai Financial Market PJSC	174,163	71,602
Dubai Islamic Bank PSJ	63,465	107,131
Emaar Properties PJSC	55,405	99,560
First Gulf Bank PJSC	33,985	135,093
National Bank of Abu Dhabi PJSC	53,084	171,989
		1,088,066
TOTAL COMMON STOCK (Cost $37,613,876)		36,095,999
Preferred Stock—2.4%
BRAZIL—0.8%
AES Tiete S.A.	2,800	15,122
Banco Bradesco S.A.	3,720	34,657
Banco do Estado do Ria Grande do Sul S.A.	4,900	16,925
Bradespar S.A.	6,800	22,612
Centrais Eletricas Brasileiras S.A.	11,200	23,914
Itausa-Investimentos Itau S.A.	6,380	19,993
Lojas Americanas S.A.	4,250	21,953
Metalurgica Gerdau S.A.	3,500	11,880
Oi S.A.	18,080	29,124
Petróleo Brasileiro S.A.	13,600	41,551
Suzano Papel e Celulose S.A.	12,700	58,980
Usiminas Usi Sd Mg (a)	10,200	15,918
Vale S.A., Class A	2,000	9,703
		322,332
CHILE—0.2%
Embotelladora Andina S.A.	30,427	78,439
COLOMBIA—0.9%
Banco Davivienda S.A.	6,282	61,288
Bancolombia S.A.	8,082	79,161
Grupo Argos S.A.	11,887	77,651
Grupo Aval Acciones y Valores S.A.	136,463	61,305
Grupo de Inversiones Suramericana S.A.	4,985	64,398
		343,803
RUSSIA—0.3%
AK Transneft OAO	19	41,304
Sberbank	48,710	37,995
Surgutneftegas OAO	44,100	33,513
		112,812
SOUTH KOREA—0.2%
Hyundai Motor Company Ltd.	252	25,894
LG Chem Ltd.	149	20,414
Samsung Electronics Co. Ltd.	27	26,867
		73,175
TOTAL PREFERRED STOCK (Cost $1,317,804)		930,561
Exchange Traded Funds—2.7%
United States—2.7%
iShares MSCI Emerging Markets Index Fund	100	4,013
Vanguard FTSE Emerging Markets ETF (b)	25,954	1,060,740
(Cost $1,052,674)		1,064,753
Exchange Traded Notes—4.3%
United Kingdom—4.3%
iPath MSCI India Index ETN (a) (Cost $1,228,655)	23,300	1,726,996
Short Term Investments—0.0%
	Par Value	Value
State Street Bank & Trust Co., Repurchase Agreement .0%, 01/02/15, (Dated 12/31/14), Collateralized by 30,000 par U.S. Treasury Note-8% due 11/15/2021, Market Value $42,000, Repurchase Proceeds $38,330 (Cost $14,030)	$14,030	$14,030
TOTAL INVESTMENTS (EXCLUDING INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED) (Cost $41,227,039)		39,832,339
INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED—2.9%
Money Market—2.9%
Western Asset Institutional Cash Reserves—Inst. (Cost $1,171,597)	1,171,597	$1,171,597
TOTAL INVESTMENTS—102.3% (Cost $42,398,636)		41,003,936
		(948,370)
OTHER ASSETS & LIABILITIES (Net)—(2.3%)
NET ASSETS—100%		$40,055,566

(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan.
(c)	ADR—American Depository Receipts
(d)	GDR—Global Depository Receipts
(e)	NVDR—Non-Voting Depository Receipts
(f)	At March 31, 2015, the unrealized appreciation of investments based on aggregate cost for federal tax purposes of $42,464,263 was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$3,758,386
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(5,218,713)
Net unrealized appreciation/(depreciation)	$(1,460,327)

The percentage of each investment category is calculated as a percentage of net assets.

SECTOR ALLOCATIONS (as a percentage of Total Net Assets)
Financials	18.0%
Consumer Staples	10.8%
Telecommunication Services	10.6%
Industrials	10.4%
Materials	9.8%
Consumer Discretionary	9.4%
Utilities	8.5%
Energy	7.6%
Health Care	4.6%
Information Technology	2.7%
Exchange Traded Funds	2.7%
Exchange Traded Notes	4.3%
Cash and Other Assets (Net)	0.6%

PEAR TREE POLARIS FOREIGN VALUE FUND

SCHEDULE OF INVESTMENTS
March 31, 2015

Common Stock—97.6%
	Shares	Value
AUSTRALIA—2.1%
Northern Star Resources Limited	6,251,600	$ 10,961,590
BHP Billiton plc (b)	509,500	22,550,470
		33,512,060
BELGIUM—1.7%
Solvay S.A.	192,547	27,830,809
CANADA—1.9%
Methanex Corporation	567,507	30,359,804
FINLAND—5.0%
Caverion Corporation	840,216	8,520,563
Kone OYJ, Class B	759,800	33,693,362
Konecranes OYJ	971,780	30,691,679
YIT OYJ	1,438,416	7,903,792
		80,809,396
FRANCE—8.0%
Christian Dior S.A.	181,173	34,205,361
Imerys S.A.	420,183	30,851,932
Ipsos	588,780	16,451,245
Maurel et Prom (a)	1,853,506	13,537,685
Michelin (CGDE)	342,300	34,054,158
Transgene S.A. (a)	159,360	941,559
		130,041,940
GERMANY—18.9%
BASF SE	296,400	29,468,633
Deutsche Telekom AG	2,374,522	43,491,656
Freenet AG	1,235,439	37,260,308
Hannover Rueck SE	365,800	37,802,815
Lanxess AG	647,100	34,496,679
Linde Group (The)	130,600	26,607,336
Muenchener Rueckvers AG	151,730	32,721,438
Symrise AG	603,150	38,124,430
Wincor Nixdorf AG	634,950	29,834,837
		309,808,132
HONG KONG—2.5%
Guangdong Investment Limited	24,309,800	31,978,535
REXLot Holdings Limited	101,345,939	7,580,736
		39,559,271
INDIA—2.6%
Infosys Technologies Limited (b)	1,189,090	41,713,277
IRELAND—4.7%
CRH plc	1,324,244	$34,468,850
Greencore Group plc	8,893,087	42,571,189
		77,040,039
ISRAEL—2.5%
Teva Pharmaceuticals SP (b)	657,619	40,969,664
ITALY—3.0%
GTECH SpA	1,277,265	25,315,281
Trevi Finanziaria SpA	7,256,383	22,512,449
		47,827,730
JAPAN—9.1%
Asahi Group Holdings Limited	1,105,400	35,138,940
KDDI Corporation	1,642,800	37,254,511
Meiji Holdings Co., Limited	374,000	45,672,488
Showa Denko K.K.	23,365,000	29,799,066
		147,865,005
NORWAY—5.3%
DnB Bank ASA	1,805,492	29,060,127
SpareBank 1 SR-Bank ASA	3,312,673	23,124,005
Yara International ASA	682,300	34,715,321
		86,899,453
RUSSIA—0.3%
Sberbank of Russia (b)	1,312,300	5,766,246
SOUTH AFRICA—1.3%
Sasol Limited	604,135	20,512,074
SOUTH KOREA—2.0%
Samsung Electronics Company Limited	25,385	32,971,098
SWEDEN—7.8%
Duni AB	1,779,500	25,629,916
Investor AB, Class B	904,856	36,050,541
Loomis AB	1,104,048	33,773,816
Svenska Handelsbanken AB, Class A	681,500	30,754,102
		126,208,375
SWITZERLAND—2.3%
Novartis AG	374,850	37,095,335
THAILAND—2.0%
Thai Oil PCL	20,021,200	31,994,542
UNITED KINGDOM—14.6%
Barratt Developments plc	5,114,128	40,131,444
BBA Aviation plc	3,602,431	18,004,372
Bellway plc	1,201,206	35,332,159
Persimmon plc	1,461,909	36,097,805
Rexam plc	3,860,727	33,190,658
Standard Chartered plc	1,545,747	25,097,208
Taylor Wimpey plc	16,972,146	39,035,197
Tullow Oil plc	2,677,057	11,256,907
		238,145,750
TOTAL COMMON STOCK (Cost $1,317,621,460)		1,586,930,000

Short Term Investments—1.8%
	Par Value	Value
Money Market—1.8%
State Street Global Advisors FDS (Cost $28,534,168)	$28,534,168	28,534,168
TOTAL INVESTMENTS—99.4% (Cost $1,346,155,628)		1,615,464,168
OTHER ASSETS & LIABILITIES (NET)—0.6%		9,867,172
NET ASSETS—100%		$1,625,331,340

(a)	Non-income producing security
(b)	ADR—American Depository Receipts
(c)	At March 31, 2015, the unrealized appreciation of investments based on aggregate cost for federal tax purposes of $1,363,754,741 was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$404,093,837
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(152,384,410)
Net unrealized appreciation/(depreciation)	$ 251,709,427

The percentage of each investment category is calculated as a percentage of net assets.

SECTOR ALLOCATIONS (as a percentage of Total Net Assets)
Materials	23.4%
Consumer Discretionary	18.2%
Financials	13.4%
Industrials	9.6%
Consumer Staples	7.6%
Telecommunication Services	7.3%
Information Technology	6.4%
Health Care	4.9%
Energy	4.8%
Utilities	2.0%
Cash and Other Assets (Net)	2.4%

PEAR TREE POLARIS FOREIGN VALUE SMALL CAP FUND

SCHEDULE OF INVESTMENTS
March 31, 2015

Common Stock—89.4%
	Shares	Value
AUSTRALIA—0.7%
Programmed Maintenance Services Limited	1,753,700	$ 3,235,379
AUSTRIA—0.8%
Semperit AG Holding	74,300	3,487,993
BELGIUM—1.5%
Kinepolis Group	170,600	6,573,789
BRAZIL—2.6%
Equatorial Energia S.A.	1,164,537	11,427,067
CHINA—3.3%
China Hongxing Sports Limited (a)	10,258,400	74,762
Shanghai Mechanical & Electrical Industry Co.Limited—B	2,739,630	6,807,981
Xinhua Winshare Publishing and Media Co., Limited	7,229,500	7,048,668
		13,931,411
DENMARK—1.5%
DFDS A/S Copenhagen	60,345	6,412,112
FINLAND—1.6%
PKC Group OYJ	321,100	7,133,394
FRANCE—2.4%
Bonduelle S.A.	134,800	3,484,102
Ipsos	250,267	6,992,771
		10,476,873
GERMANY—4.4%
Freenet AG	282,800	8,529,126
QSC AG	1,697,139	3,560,615
Sixt SE	152,477	6,795,996
		18,885,737
HONG KONG—8.0%
AMVIG Holdings Limited	6,550,000	2,922,768
Emperor Watch & Jewellery Limited	103,340,000	3,398,487
REXLot Holdings Limited	89,325,761	6,681,619
Samson Holding Limited	30,834,800	4,255,023
Texwinca Holdings Limited	3,928,200	3,571,575
VST Holdings Limited (a)	19,093,360	6,845,484
VTech Holdings Limited	484,400	6,915,582
		34,590,538
INDIA—6.3%
KRBL Limited	3,154,200	8,354,078
LIC Housing Finance Limited	987,200	6,893,541
NIIT Technologies Limited	628,575	3,497,370
South Indian Bank Limited (a)	15,574,847	6,259,182
Usha Martin Group Limited	7,077,298	2,578,446
		27,582,617
IRELAND—5.9%
Glanbia plc	369,900	6,860,508
Greencore Group plc	1,469,454	7,034,273
IFG Group plc	1,737,985	3,528,687
UDG Healthcare plc	1,203,316	8,442,085
		25,865,553
ITALY—2.9%
De’Longhi SpA	311,610	6,758,543
Trevi Finanziaria SpA	1,788,385	5,548,347
		12,306,890
JAPAN—13.0%
BML Inc.	288,900	8,211,970
Chugoku Marine Paints Limited	760,000	6,886,342
Daicel Corporation	548,700	6,554,304
DaiichiKosho Co., Limited	218,000	6,778,144
Higashi Nihon House Co., Limited	1,499,900	6,826,536
Prima Meat Packers Limited	2,485,000	6,939,316
Unipres Corporation	342,900	7,002,918
VT Holdings Co., Limited	1,619,400	7,100,441
		56,299,971
NORWAY—4.6%
ABG Sundal Collier Holding ASA	4,296,300	3,396,221
Borregaard ASA.	111,157	820,759
SpareBank Nord-Norge	661,042	3,346,965
SpareBank 1SMN	833,067	6,151,186
SpareBank 1 SR-Bank ASA	888,131	6,199,569
		19,914,700
PHILIPPINES—0.6%
Manila Water Company, Inc.	4,081,170	2,474,266
SINGAPORE—2.8%
Breadtalk Group Limited	3,487,100	3,430,809
M1 Limited	2,983,200	8,479,015
		11,909,824
SOUTH AFRICA—1.6%
Clicks Group Limited	907,630	6,836,664
SWEDEN—3.4%
Duni AB	300,401	4,326,638
Loomis AB	210,795	6,448,408
Nolato AB	160,600	3,881,543
		14,656,589
SWITZERLAND—1.1%
Vetropack Holding AG	3,186	4,994,111
TAIWAN—3.2%
Holtek Semiconductor, Inc.	3,633,600	6,863,080
WT Microelectronics Co., Limited	4,376,853	6,763,210
		13,626,290
THAILAND—5.3%
Hana Microelectronics PCL	5,213,780	7,049,979
Ratchaburi Electricity Generating Holding PCL	4,449,500	8,375,288
Thai Union Frozen Products PCL	12,900,196	7,968,468
		23,393,735
UNITED KINGDOM—11.9%
Alternative Networks plc	1,232,700	8,327,929
BBA Aviation plc	1,347,298	6,733,579
Character Group plc	496,900	2,534,335
Clarkson plc	102,600	3,427,663
Galliford Try plc	316,628	6,699,346
Halfords Group plc	993,983	6,800,794
The Restaurant Group plc	675,800	6,758,090
Vitec Group plc	400,888	3,812,505
Wetherspoon (J.D.) plc	556,800	6,221,197
		51,315,438
TOTAL COMMON STOCK (Cost $329,646,573)		387,330,941

Preferred Stock—2.2%
GERMANY—2.2%
Dräegerwerk AG (Cost $7,336,196)	76,500	9,537,004

Short Term Investments—13.4%
	Par Value	Value
Money Market—13.4%
State Street Global Advisors FDS (Cost $57,901,128)	$57,901,128	57,901,128
TOTAL INVESTMENTS—105.0% (Cost $394,883,897)		454,769,073
OTHER ASSETS & LIABILITIES (NET)—(5.0)%		(21,423,999)
NET ASSETS—100%		$433,345,074

(a)	Non-income producing security
(b)	At March 31, 2015, the unrealized appreciation of investments based on aggregate cost for federal tax purposes of $395,009,602 was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$77,710,829
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(17,951,358)
Net unrealized appreciation/(depreciation)	$59,759,471

The percentage of each investment category is calculated as a percentage of net assets.

SECTOR ALLOCATIONS (as a percentage of Total Net Assets)
Consumer Discretionary	25.6%
Industrials	14.5%
Consumer Staples	10.1%
Information Technology	9.7%
Financials	8.2%
Telecommunication Services	6.7%
Health Care	6.0%
Materials	5.7%
Utilities	5.1%
Cash and Other Assets (Net)	8.4%

PEAR TREE FUNDS

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2015
	Small Cap	Quality
Assets:
Investments at value (Includes collateral from securities on loan of $13,782,634; $1,490,945; $1,516,442; $1,171,597; $0; $0, respectively)* (Note 2)	$108,368,668	$127,654,064
Investment at Value of Affliliated Securities	—	—
Repurchase agreements	16,153,118	989,553
Total Investments	124,521,786	128,643,617
Foreign currency at value (Cost $142,796 for Emerging Markets, $165,122 for Risk Parity, $679,036 for Foreign Value, and $112,034 for Foreign Value Small Cap)	—	—
Cash	—	—
Dividend, interest and foreign tax reclaims receivable	66,377	282,888
Receivable for investments sold	698,417	375
Receivable for shares of beneficial interest sold	95,621	—
Other Assets	13,863	7,527
Total Assets	$125,396,064	$128,934,407
Liabilities:
Payable for investments purchased	9,637,007	—
Payable for shares of beneficial interest repurchased	573	5,994
Payable for compensation of manager (Note 3)	67,741	74,823
Payable for distribution fees (Note 3)	20,540	25,093
Payable to custodian	20,205	83
Payable to transfer agent (Note 3)	14,898	19,018
Payable for collateral received for securities loaned	13,782,634	1,490,945
Payable for Foreign Capital Gain Tax	—	—
Other accrued expenses and liabilities	7,457	5,569
Total Liabilities	$23,551,055	$1,621,525
Net Assets	$101,845,009	$127,312,882

Emerging Markets	Risk Parity	Foreign Value	Foreign Value Small Cap

$101,971,561	$40,989,906	$1,615,464,168	$454,769,073
38,260,668	—	—	—
732,661	14,030	—	—
140,964,890	41,003,936	1,615,464,168	454,769,073

142,446	164,686	674,284	110,149
—	3,327	120,595	—
233,175	82,623	7,495,776	1,552,888
—	—	2,062,112	—
46,738	—	2,289,369	2,035,648
7,238	—	22,387	—
$141,394,487	$41,254,572	$1,628,128,691	$458,467,758

—	—	—	24,427,065
20,605	407	827,053	129,356
86,532	19,937	1,396,342	337,916
26,945	320	218,014	46,851
946	108	4,684	1,744
20,656	5,938	247,977	59,452
1,516,442	1,171,597	—	—
—	—	—	92,287
3,885	699	103,281	28,013
$1,676,011	$1,199,006	$2,797,351	$25,122,684
$139,718,476	$40,055,566	$1,625,331,340	$433,345,074

	Small Cap	Quality
Net Assets Consist Of:
Shares of beneficial interest	$73,306,219	$105,102,241
Undistributed net investment income/(loss)	(34,665)	138,896
Accumulated net realized gain/(loss) on investments and foreign denominated assets, liabilities and currency	5,995,922	4,849,241
Unrealized appreciation/(depreciation) of investments and foreign denominated assets, liabilities and currency	22,577,533	17,222,504
Net Assets	$101,845,009	$127,312,882
Investments at cost–Non-affiliated securities	$101,944,253	$111,421,036
Investments at cost–Affiliated securities	$—	$—
Total Investment cost	$101,944,253	$111,421,036
Net assets
Ordinary Shares	$98,084,156	$116,103,812
Institutional Shares	$3,760,853	$11,209,070
Shares of beneficial interest outstanding (unlimited number of shares authorized)
Ordinary Shares	3,979,241	6,647,048
Institutional Shares	132,480	609,484
Net asset value and offering price per share
Ordinary Shares	$24.65	$17.47
Institutional Shares	$28.39	$18.39

* Includes securities on loan to brokers with market value of $13,474,826; $1,449,922; $1,414,428; $1,124,844; $0; $0, respectively.

Emerging Markets	Risk Parity	Foreign Value	Foreign Value Small Cap

$157,217,846	$41,794,463	$1,592,396,836	$371,102,320
1,858,001	75,393	17,242,299	611,830

(18,985,086)	(418,403)	(253,258,381)	1,873,869

(372,285)	(1,395,887)	268,950,586	59,757,055
$139,718,476	$40,055,566	$1,625,331,340	$433,345,074
$101,516,623	$42,398,636	$1,346,155,628	$394,883,897
$39,814,145	$—	$—	$—
$141,330,768	$42,398,636	$1,346,155,628	$394,883,897

$127,294,513	$1,558,149	$1,030,640,511	$233,185,415
$12,423,963	$38,497,417	$594,690,829	$200,159,659

5,801,558	160,193	55,211,391	17,470,902
558,240	3,938,295	31,843,741	14,978,874

$21.94	$9.73	$18.67	$13.35
$22.26	$9.78	$18.68	$13.36

PEAR TREE FUNDS

STATEMENT OF OPERATIONS
For the Year Ended March 31, 2015
	Small Cap	Quality
Investment Income:
Dividends—Affiliated securities	$—	$—
Dividends—Non-affliiated securities*	1,370,495	3,601,259
Interest	—	—
Sec Lending Income	379,003	3,723
Miscellaneous	—	—
Total Investment Income	$1,749,498	$3,604,982
Expenses:
Compensation of manager (Note 3)	1,000,132	1,279,166
Distribution fees, Ordinary Shares (Note 3)	242,941	293,633
Administrative Fees (Note 3)	31,930	38,237
Custodian and fund accounting fees	32,184	39,500
Regulatory and Compliance (Note 3)	10,044	12,008
Transfer agent fees (Note 3):
Ordinary Shares	158,968	191,673
Institutional Shares	12,625	17,026
Audit and legal	13,355	15,979
Registration fees	32,456	32,813
Insurance	3,695	4,433
Compensation of trustees (Note 3)	6,454	7,713
Printing	7,364	8,764
Miscellaneous	7,314	8,952
Total expenses before waivers/reimbursements/reductions	1,559,462	1,949,897
Waivers and/or reimbursements of expenses (Note 3)	—	(327,778)
Expenses, Net	$1,559,462	$1,622,119
Net investment income/(loss)	$190,036	$1,982,863
Realized and unrealized gain/(loss) on investments, foreign currency, and foreign translation:
Net realized gain/(loss) (Note 2) on:
Investments	$9,433,215	$13,649,633
Foreign denominated assets, liabilities, and currency	—	(517)
Distribution by affliiated investment company	—	—
Change in unrealized appreciation/(depreciation) of:
Investments	(10,797,282)	(4,487,403)
Foreign denominated assets, liabilities, and currency	—	(77)
Net realized and unrealized gain/(loss) on investment and foreign currency	(1,364,067)	9,161,636
Net increase/(decrease) in net assets resulting from operations	$(1,174,031)	$11,144,499

* Dividends are net of withholding taxes of $4,821 for Small Cap, and $27,320 for Quality, $423,814 for Emerging Markets, $112,367 for Risk Parity, $4,346,500 for Foreign Value, and $630,888 for Foreign Value Small Cap

Emerging Markets	Risk Parity	Foreign Value	Foreign Value Small Cap

$334,002	—	—	—
3,603,915	$973,541	$48,434,670	$7,204,976
—	—	27,619	2,248
34,601	18,313	—	—
—	245	—	—
$3,972,518	$992,099	$48,462,289	$7,207,224

1,130,322	240,221	15,840,294	2,767,592
341,489	3,766	2,437,394	439,732
45,502	11,832	470,404	77,095
147,823	169,098	504,000	151,000
14,265	3,700	147,471	24,095

223,252	2,502	1,582,132	288,636
24,010	62,356	984,751	162,903
32,010	4,924	196,279	33,811
36,002	7,725	97,322	57,848
5,272	1,375	54,336	8,900
9,173	2,378	94,714	15,420
11,725	2,687	107,429	17,452
10,452	2,933	110,302	18,807

2,031,297	515,497	22,626,828	4,063,291
—	—	—	—
$2,031,297	$515,497	$22,626,828	$4,063,291
$1,941,221	$476,602	$25,835,461	$3,143,933

$736,584	$(116,372)	$7,749,412	$4,818,836
(59,457)	(31,923)	(625,520)	(134,679)
77,570	—	—	—

(1,561,458)	(2,410,942)	(77,595,787)	1,729,722
(7,978)	(2,075)	(388,965)	(63,553)

(814,739)	(2,561,312)	(70,860,860)	6,350,326

$1,126,482	$(2,084,710)	$(45,025,399)	$9,494,259

PEAR TREE FUNDS

STATEMENT OF CHANGES IN NET ASSETS
	__________ Small Cap _________
	Year Ended March 31, 2015	Year Ended March 31, 2014
Increase (Decrease) in Net Assets:
Operations:
Net investment income/(loss)	$190,036	$(340,386)
Net realized gain/(loss) on investments Foreign denominated assets, liabilities, and currency	9,433,215	18,094,547
Unrealized appreciation/(depreciation) of investments, foreign denominated assets, liabilities, and currency	(10,797,282)	7,230,917
Net increase/(decrease) from operations	$(1,174,031)	$24,985,078
Distributions to shareholders from:
Net investment income
Ordinary shares	$(717,823)	$—
Institutional shares	(80,383)	—
Net realized gains
Ordinary shares	(8,875,367)	—
Institutional shares	(749,976)	—
Total distributions	$(10,423,549)	$—

Fund share transactions (Note 8)	(3,739,490)	(17,078,515)
Contributions to capital from investment manager/brokers	—	—

Increase/(decrease) in net assets	$(15,337,070)	$7,906,563
Net assets beginning of period	117,182,079	109,275,516
Net assets end of period**	$101,845,009	$117,182,079

* Commencement of operation
** Includes undistributed net investment income/(loss) of:	$(34,665)	$(408,943)

PEAR TREE FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)
	________________ Quality ______________
	Year Ended March 31, 2015	Year Ended March 31, 2014
Increase (Decrease) in Net Assets:
Operations:
Net investment income/(loss)	$1,982,863	$1,308,717
Net realized gain/(loss) on investments Foreign denominated assets, liabilities, and currency	13,649,116	8,532,529
Unrealized appreciation/(depreciation) of investments, foreign denominated assets, liabilities, and currency	(4,487,480)	6,564,610
Net increase/(decrease) from operations	$11,144,499	$16,405,856
Distributions to shareholders from:
Net investment income
Ordinary shares	$(1,997,651)	$(1,155,444)
Institutional shares	(200,406)	(114,089)
Net realized gains
Ordinary shares	(11,349,466)	—
Institutional shares	(995,926)	—
Total distributions	$(14,543,449)	$(1,269,533)

Fund share transactions (Note 8)	5,809,679	8,156,939
Contributions to capital from investment manager/brokers	—	—

Increase/(decrease) in net assets	$2,410,729	$23,293,262
Net assets beginning of period	124,902,153	101,608,891
Net assets end of period**	$127,312,882	$124,902,153

* Commencement of operation
** Includes undistributed net investment income/(loss) of:	$138,896	$360,382

PEAR TREE FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)
	______ Emerging Markets _______
	Year Ended March 31, 2015	Year Ended March 31, 2014
Increase (Decrease) in Net Assets:
Operations:
Net investment income/(loss)	$1,941,221	$2,206,715
Net realized gain/(loss) on investments Foreign denominated assets, liabilities, and currency	754,697	10,946,643
Unrealized appreciation/(depreciation) of investments, foreign denominated assets, liabilities, and currency	(1,569,436)	(20,581,171)
Net increase/(decrease) from operations	$1,126,482	$(7,427,813)
Distributions to shareholders from:
Net investment income
Ordinary shares	$(1,849,625)	$(1,723,075)
Institutional shares	(198,656)	(218,189)
Net realized gains
Ordinary shares	—	—
Institutional shares	—	—
Total distributions	$(2,048,281)	$(1,941,264)

Fund share transactions (Note 8)	(6,636,939)	1,214,076
Contributions to capital from investment manager/brokers	—	140

Increase/(decrease) in net assets	$(7,558,738)	$(8,154,861)
Net assets beginning of period	147,277,214	155,432,075
Net assets end of period**	$139,718,476	$147,277,214

* Commencement of operation
** Includes undistributed net investment income/(loss) of:	$1,858,001	$2,022,217

PEAR TREE FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)
	_________ Risk Parity _________
	Year Ended March 31, 2015	June 27, 2013* through March 31, 2014
Increase (Decrease) in Net Assets:
Operations:
Net investment income/(loss)	$476,602	$16,355
Net realized gain/(loss) on investments
Foreign denominated assets, liabilities, and currency	(148,295)	(76,843)
Unrealized appreciation/(depreciation) of investments, foreign denominated assets, liabilities, and currency	(2,413,017)	1,017,130
Net increase/(decrease) from operations	$(2,084,710)	$956,642
Distributions to shareholders from:
Net investment income
Ordinary shares	$(10,947)	$(244)
Institutional shares	(335,853)	(11,782)
Net realized gains
Ordinary shares	(3,231)	(4,284)
Institutional shares	(78,000)	(166,488)
Total distributions	$(428,031)	$(182,798)

Fund share transactions (Note 8)	8,844,772	32,948,441
Contributions to capital from investment manager/brokers	—	1,250

Increase/(decrease) in net assets	$6,332,031	$33,723,535
Net assets beginning of period	33,723,535	—
Net assets end of period**	$40,055,566	$33,723,535

* Commencement of operation
** Includes undistributed net investment income/(loss) of:	$75,393	$(22,379)

PEAR TREE FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)
	________ Foreign Value ________
	Year Ended March 31, 2015	Year Ended March 31, 2014
Increase (Decrease) in Net Assets:
Operations:
Net investment income/(loss)	$25,835,461	$13,340,825
Net realized gain/(loss) on investments Foreign denominated assets, liabilities, and currency	7,123,892	(17,992,938)
Unrealized appreciation/(depreciation) of investments, foreign denominated assets, liabilities, and currency	(77,984,752)	243,330,147
Net increase/(decrease) from operations	$(45,025,399)	$238,678,034
Distributions to shareholders from:
Net investment income
Ordinary shares	$(10,795,991)	$(6,913,696)
Institutional shares	(8,142,787)	(1,994,868)
Net realized gains
Ordinary shares	—	—
Institutional shares	—	—
Total distributions	$(18,938,778)	$(8,908,564)

Fund share transactions (Note 8)	210,393,828	363,655,310
Contributions to capital from investment manager/brokers	2,026	283

Increase/(decrease) in net assets	$146,431,677	$593,425,063
Net assets beginning of period	1,478,899,663	885,474,600
Net assets end of period**	$1,625,331,340	$1,478,899,663

* Commencement of operation
** Includes undistributed net investment income/(loss) of:	$17,242,299	$10,971,136

PEAR TREE FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)
	Foreign Value __________ Small Cap ___________
	Year Ended March 31, 2015	Year Ended March 31, 2014
Increase (Decrease) in Net Assets:
Operations:
Net investment income/(loss)	$3,143,933	$1,644,980
Net realized gain/(loss) on investments Foreign denominated assets, liabilities, and currency	4,684,157	(1,645,390)
Unrealized appreciation/(depreciation) of investments, foreign denominated assets, liabilities, and currency	1,666,169	32,438,804
Net increase/(decrease) from operations	$9,494,259	$32,438,394
Distributions to shareholders from:
Net investment income
Ordinary shares	$(1,863,942)	$(1,131,114)
Institutional shares	(1,593,950)	(360,329)
Net realized gains
Ordinary shares	(51,740)	—
Institutional shares	(35,129)	—
Total distributions	$(3,544,761)	$(1,491,443)

Fund share transactions (Note 8)	241,656,637	39,526,627
Contributions to capital from investment manager/brokers	—	—

Increase/(decrease) in net assets	$247,606,135	$70,473,578
Net assets beginning of period	185,738,939	115,265,361
Net assets end of period**	$433,345,074	$185,738,939
* Commencement of operation
** Includes undistributed net investment income/(loss) of:	$611,830	$1,060,469

PEAR TREE COLUMBIA SMALL CAP FUND

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)
	Ordinary Shares
	Years Ended March 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$27.62	$22.50	$20.36	$19.92	$16.45
Income from Investment Operations:
Net investment income (loss) (a)(b)	0.04	(0.08)	(0.03)	(0.08)	0.04
Net realized and unrealized gain/(loss) on securities	(0.37)	5.20	2.17	0.57	3.52
Total from Investment Operations	(0.33)	5.12	2.14	0.49	3.56
Less Distributions:
Dividends from net investment income	(0.20)	—	—	(0.05)	(0.09)
Distributions from realized capital gains	(2.44)	—	—	—	—
Total Distributions	(2.64)	—	—	(0.05)	(0.09)
Net Asset Value, End of Period	$24.65	$27.62	$22.50	$20.36	$19.92
Total Return	(0.36)%	22.76%	10.51%	2.48%	21.69%
Net Assets, End of Period (000’s)	$98,084	$107,370	$101,275	$95,870	$113,675
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (c)
Gross	1.50%	1.53%	1.63%	1.67%	1.64%
Net	1.50%	1.53%	1.63%	1.67%	1.64%
Ratio of net investment income (loss) to average net assets (b)	0.17%	(0.30)%	(0.16)%	(0.44)%	0.23%
Portfolio Turnover	94%	67%	54%	53%	71%

	Institutional Shares
	Years Ended March 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$31.37	$25.48	$23.00	$22.50	$18.56
Income from Investment Operations:
Net investment income (loss) (a)(b)	0.11	(0.02)	0.02	(0.04)	0.09
Net realized and unrealized gain/(loss) on securities	(0.39)	5.91	2.46	0.63	3.98
Total from Investment Operations	(0.28)	5.89	2.48	0.59	4.07
Less Distributions:
Dividends from net investment income	(0.26)	—	—	(0.09)	(0.13)
Distributions from realized capital gains	(2.44)	—	—	—	—
Total Distributions	(2.70)	—	—	(0.09)	(0.13)
Net Asset Value, End of Period	$28.39	$31.37	$25.48	$23.00	$22.50
Total Return	(0.11)%	23.12%	10.78%	2.69%	21.98%
Net Assets, End of Period (000’s)	$3,761	$9,812	$8,000	$6,242	$7,806
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (c)
Gross	1.28%	1.28%	1.38%	1.42%	1.39%
Net	1.28%	1.28%	1.38%	1.42%	1.39%
Ratio of net investment income (loss) to average net assets (b)	0.36%	(0.08)%	0.07%	(0.19)%	0.48%
Portfolio Turnover	94%	67%	54%	53%	71%

(a)	Per share numbers have been calculated using the average shares method.
(b)
Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise tax purposes.

(c)	Ratios of expenses to average net assets:
— Gross (total expenses before fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).
— Net (total expenses net of fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

PEAR TREE QUALITY FUND

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)
	Ordinary Shares
	Years Ended March 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$18.10	$15.85	$14.33	$12.36	$11.37
Income from Investment Operations:
Net investment income (loss) (a)(b)(c)	0.28	0.19	0.16	0.17	0.09
Net realized and unrealized gain/(loss) on securities	1.30	2.24	1.52	1.92	1.01
Total from Investment Operations	1.58	2.43	1.68	2.09	1.10
Less Distributions:
Dividends from net investment income	(0.33)	(0.18)	(0.16)	(0.12)	(0.11)
Distributions from realized capital gains	(1.88)	—	—	—	—
Total Distributions	(2.21)	(0.18)	(0.16)	(0.12)	(0.11)
Net Asset Value, End of Period	$17.47	$18.10	$15.85	$14.33	$12.36
Total Return	9.12%	15.40%	11.85%	16.99%	9.78%(d)
Net Assets, End of Period (000’s)	$116,104	$114,857	$98,033	$92,557	$62,920
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (e)
Gross	1.54%	1.55%	1.62%	1.66%	1.93%
Net including dividend and interest expense for securities sold short	N/A	N/A	N/A	N/A	1.89%
Net excluding dividend and interest expense for securities sold short	1.29%	1.30%	1.46%	1.51%	1.85%
Ratio of net investment income (loss) to average net assets (c)	1.52%	1.13%	1.11%	1.28%	0.84%
Portfolio Turnover	49%	35%	40%	68%	283%(f)

	Institutional Shares
	Years Ended March 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$18.95	$16.58	$14.95	$12.85	$11.80
Income from Investment Operations:
Net investment income (loss) (a)(b)(c)	0.35	0.25	0.24	0.25	0.12
Net realized and unrealized gain/(loss) on securities	1.35	2.35	1.59	1.99	1.06
Total from Investment Operations	1.70	2.60	1.83	2.24	1.18
Less Distributions:
Dividends from net investment income	(0.38)	(0.23)	(0.20)	(0.14)	(0.13)
Distributions from realized capital gains	(1.88)	—	—	—	—
Total Distributions	(2.26)	(0.23)	(0.20)	(0.14)	(0.13)
Net Asset Value, End of Period	$18.39	$18.95	$16.58	$14.95	$12.85
Total Return	9.34%	15.74%	12.37%	17.57%	10.07%(d)
Net Assets, End of Period (000’s)	$11,209	$10,045	$3,576	$2,558	$809
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (e)
Gross	1.29%	1.31%	1.35%	1.41%	1.71%
Net including dividend and interest expense for securities sold short	N/A	N/A	N/A	N/A	1.67%
Net excluding dividend and interest expense for securities sold short	1.04%	1.03%	1.01%	1.00%	1.63%
Ratio of net investment income (loss) to average net assets (c)	1.83%	1.38%	1.58%	1.85%	1.08%
Portfolio Turnover	49%	35%	40%	68%	283%(f)

Note:	This Fund changed its investment strategy on January 27, 2011.
(a)	Per share numbers have been calculated using the average shares method.
(b)	Reflects expense waivers/reimbursements and reductions in effect during the period. See Note 3 to the Financial Statements.
(c)
Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise tax purposes.

(d)	The total return would have been lower if certain fees had not been waived or if custodial fees had not been reduced by credits allowed by the custodian. See Note 3 to the financial statements.
(e)	Ratios of expenses to average net assets:
— Gross (total expenses before fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).
— Net (total expenses net fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).
(f)	Portfolio turnover is calculated on long security positions only. Short positions are generally held for less than one year.

PEAR TREE PANAGORA DYNAMIC EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)
	Ordinary Shares
	Years Ended March 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$22.15	$23.56	$22.67	$25.18	$21.23
Income from Investment Operations:
Net investment income (loss) (a)(b)	0.29	0.33	0.37	0.41	0.24
Net realized and unrealized gain/(loss) on securities	(0.18)	(1.45)	0.85	(2.44)	3.96
Total from Investment Operations	0.11	(1.12)	1.22	(2.03)	4.20
Less Distributions:
Dividends from net investment income	(0.32)	(0.29)	(0.33)	(0.48)	(0.25)
Distributions from realized capital gains	—	—	—	—	—
Total Distributions	(0.32)	(0.29)	(0.33)	(0.48)	(0.25)
Net Asset Value, End of Period	$21.94	$22.15	$23.56	$22.67	$25.18
Total Return	0.54%	(4.77)%	5.41%	(7.80)%	19.86%
Net Assets, End of Period (000’s)	$127,295	$131,920	$140,267	$145,201	$176,386
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (c)
Gross	1.37%	1.60%	1.76%	1.76%	1.77%
Net	1.37%	1.60%	1.76%	1.76%	1.77%
Ratio of net investment income (loss) to average net assets (b)	1.26%	1.50%	1.66%	1.80%	1.05%
Portfolio Turnover	35%	61%	25%	56%	68%

	Institutional Shares
	Years Ended March 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$22.46	$23.88	$22.97	$25.53	$21.48
Income from Investment Operations:
Net investment income (loss) (a)(b)	0.35	0.39	0.43	0.41	0.42
Net realized and unrealized gain/(loss) on securities	(0.18)	(1.46)	0.87	(2.42)	3.89
Total from Investment Operations	0.17	(1.07)	1.30	(2.01)	4.31
Less Distributions:
Dividends from net investment income	(0.37)	(0.35)	(0.39)	(0.55)	(0.26)
Distributions from realized capital gains	—	—	—	—	—
Total Distributions	(0.37)	(0.35)	(0.39)	(0.55)	(0.26)
Net Asset Value, End of Period	$22.26	$22.46	$23.88	$22.97	$25.53
Total Return	0.81%	(4.52)%	5.69%	(7.56)%	20.14%
Net Assets, End of Period (000’s)	$12,424	$15,358	$15,165	$15,569	$11,267
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (c)
Gross	1.11%	1.35%	1.49%	1.52%	1.51%
Net	1.11%	1.35%	1.49%	1.52%	1.51%
Ratio of net investment income (loss) to average net assets (b)	1.52%	1.74%	1.92%	1.81%	1.94%
Portfolio Turnover	35%	61%	25%	56%	68%

(a)	Per share numbers have been calculated using the average shares method.
(b)
Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise tax purposes.

(c)	Ratios of expenses to average net assets:
— Gross (total expenses before fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).
— Net (total expenses net of fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

PEAR TREE PANAGORA RISK PARITY EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)
	Ordinary Shares
	Year Ended March 31, 2015	June 27, 2013* through March 31, 2014
Net Asset Value, Beginning of Period	$10.30	$10.00
Income from Investment Operations:
Net investment income (loss) (a)(b)	0.09	(0.03)
Net realized and unrealized gain/(loss) on securities	(0.57)	0.40
Total from Investment Operations	(0.48)	0.37
Less Distributions:
Dividends from net investment income	(0.07)	—
Distributions from realized capital gains	(0.02)	(0.07)
Total Distributions	(0.09)	(0.07)
Net Asset Value, End of Period	$9.73	$10.30
Total Return	(4.63)%	3.68%***
Net Assets, End of Period (000’s)	$1,558	$652
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (c)
Gross	1.54%	2.10%**
Net	1.54%	2.10%**
Ratio of net investment income (loss) to average net assets (b)	0.88%	(0.43)%**
Portfolio Turnover	34%	42%***

	Institutional Shares
	Year Ended March 31, 2015	June 27, 2013* through March 31, 2014
Net Asset Value, Beginning of Period	$10.35	$10.00
Income from Investment Operations:
Net investment income (loss) (a)(b)	0.13	0.01
Net realized and unrealized gain/(loss) on securities	(0.59)	0.41
Total from Investment Operations	(0.46)	0.42
Less Distributions:
Dividends from net investment income	(0.09)	—
Distributions from realized capital gains	(0.02)	(0.07)
Total Distributions	(0.11)	(0.07)
Net Asset Value, End of Period	$9.78	$10.35
Total Return	(4.41)%	4.19%***
Net Assets, End of Period (000’s)	$38,497	$33,071
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (c)
Gross	1.28%	1.69%**
Net	1.28%	1.69%**
Ratio of net investment income (loss) to average net assets (b)	1.20%	0.09%**
Portfolio Turnover	34%	42%***

*	Fund commenced operations June 27, 2013.
**	Annualized.
***	Not Annualized.
(a)	Per share numbers have been calculated using the average shares method.
(b)
Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise tax purposes.

(c)	Ratios of expenses to average net assets:
— Gross (total expenses before fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).
— Net (total expenses net of fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

PEAR TREE POLARIS FOREIGN VALUE FUND

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)
	Ordinary Shares
	Years Ended March 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$19.38	$15.83	$13.64	$14.68	$12.45
Income from Investment Operations:
Net investment income (loss) (a)(b)	0.29	0.19	0.15	0.12	0.07
Net realized and unrealized gain/(loss) on securities	(0.80)	3.49	2.12	(1.09)	2.31
Total from Investment Operations	(0.51)	3.68	2.27	(0.97)	2.38
Less Distributions:
Dividends from net investment income	(0.20)	(0.13)	(0.08)	(0.07)	(0.15)
Distributions from realized capital gains	—	—	—	—	—
Total Distributions	(0.20)	(0.13)	(0.08)	(0.07)	(0.15)
Net Asset Value, End of Period	$18.67	$19.38	$15.83	$13.64	$14.68
Total Return	(2.53)%	23.28%	16.73%	(6.55)%	19.17%(c)
Net Assets, End of Period (000’s)	$1,030,641	$908,108	$705,210	$386,011	$369,550
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (d)
Gross	1.52%	1.54%	1.59%	1.64%	1.62%
Net	1.52%	1.54%	1.59%	1.64%	1.62%
Ratio of net investment income (loss) to average net assets (b)	1.55%	1.11%	1.04%	0.93%	0.56%
Portfolio Turnover	2%	3%	10%	18%	9%

	Institutional Shares
	Years Ended March 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$19.39	$15.83	$13.63	$14.68	$12.45
Income from Investment Operations:
Net investment income (loss) (a)(b)	0.33	0.24	0.17	0.14	0.10
Net realized and unrealized gain/(loss) on securities	(0.80)	3.48	2.15	(1.09)	2.31
Total from Investment Operations	(0.47)	3.72	2.32	(0.95)	2.41
Less Distributions:
Dividends from net investment income	(0.24)	(0.16)	(0.12)	(0.10)	(0.18)
Distributions from realized capital gains	—	—	—	—	—
Total Distributions	(0.24)	(0.16)	(0.12)	(0.10)	(0.18)
Net Asset Value, End of Period	$18.68	$19.39	$15.83	$13.63	$14.68
Total Return	(2.29)%	23.58%	17.07%	(6.34)%	19.48%(c)
Net Assets, End of Period (000’s)	$594,691	$570,792	$180,265	$98,109	$78,790
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (d)
Gross	1.27%	1.28%	1.33%	1.39%	1.37%
Net	1.27%	1.28%	1.33%	1.39%	1.37%
Ratio of net investment income (loss) to average net assets (b)	1.76%	1.37%	1.22%	1.07%	0.79%
Portfolio Turnover	2%	3%	10%	18%	9%

(a)	Per share numbers have been calculated using the average shares method.
(b)
Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise tax purposes.

(c)	The total return would have been lower if certain fees had not been waived or if custodial fees had not been reduced by credits allowed by the custodian. See Note 3 to the financial statements.
(d)	Ratios of expenses to average net assets:
— Gross (total expenses before fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).
— Net (total expenses net of fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

PEAR TREE POLARIS FOREIGN VALUE SMALL CAP FUND

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)
	Ordinary Shares
	Period Ended March 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$13.17	$10.50	$9.02	$11.19	$10.28
Income from Investment Operations:
Net investment income (loss) (a)(b)	0.15	0.14	0.14	0.21	0.09
Net realized and unrealized gain/(loss) on securities	0.17	2.66	1.50	(1.29)	1.25
Total from Investment Operations	0.32	2.80	1.64	(1.08)	1.34
Less Distributions:
Dividends from net investment income	(0.14)	(0.13)	(0.16)	(0.10)	(0.08)
Distributions from realized capital gains	—	—	—	(0.99)	(0.35)
Total Distributions	(0.14)	(0.13)	(0.16)	(1.09)	(0.43)
Net Asset Value, End of Period	$13.35	$13.17	$10.50	$9.02	$11.19
Total Return	2.57%	26.80%	18.34%	(8.20)%	13.12%(c)
Net Assets, End of Period (000’s)	$233,185	$138,321	$92,806	$72,737	$78,307
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (d)
Gross	1.56%	1.58%	1.66%	1.70%	1.69%
Net	1.56%	1.58%	1.66%	1.70%	1.69%
Ratio of net investment income (loss) to average net assets (b)	1.15%	1.23%	1.55%	2.14%	0.82%
Portfolio Turnover	11%	4%	9%	22%	54%

	Institutional Shares
	Years Ended March 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$13.19	$10.51	$9.03	$11.21	$10.30
Income from Investment Operations:
Net investment income (loss) (a)(b)	0.14	0.16	0.17	0.24	0.09
Net realized and unrealized gain/(loss) on securities	0.21	2.67	1.49	(1.30)	1.28
Total from Investment Operations	0.35	2.83	1.66	(1.06)	1.37
Less Distributions:
Dividends from net investment income	(0.18)	(0.15)	(0.18)	(0.13)	(0.11)
Distributions from realized capital gains	—	—	—	(0.99)	(0.35)
Total Distributions	(0.18)	(0.15)	(0.18)	(1.12)	(0.46)
Net Asset Value, End of Period	$13.36	$13.19	$10.51	$9.03	$11.21
Total Return	2.79%	27.16%	18.59%	(7.99)%	13.40%(c)
Net Assets, End of Period (000’s)	$200,160	$47,418	$22,459	$20,567	$23,973
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (d)
Gross	1.31%	1.33%	1.41%	1.43%	1.44%
Net	1.31%	1.33%	1.41%	1.43%	1.44%
Ratio of net investment income (loss) to average net assets (b)	1.12%	1.47%	1.88%	2.45%	0.92%
Portfolio Turnover	11%	4%	9%	22%	54%

(a)	Per share numbers have been calculated using the average shares method.
(b)
Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise tax purposes.

(c)	The total return would have been lower if certain fees had not been waived or if custodial fees had not been reduced by credits allowed by the custodian. See Note 3 to the financial statements.
(d)	Ratios of expenses to average net assets:
— Gross (total expenses before fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).
— Net (total expenses net of fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

PEAR TREE FUNDS

NOTES TO FINANCIAL STATEMENTS

1. Organization of the Trust

Pear Tree Funds, (the “Trust”) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently has six series (each a “Fund” and collectively the “Funds”), each with a distinct investment objective.

Pear Tree Polaris Small Cap Fund (“Small Cap”) seeks maximum long-term capital appreciation.

Pear Tree Quality Fund (“Quality”) seeks long-term growth of capital.

Pear Tree PanAgora Dynamic Emerging Markets Fund (“Emerging Markets”) seeks long-term growth of capital.

Pear Tree PanAgora Risk Parity Emerging Markets Fund (“Risk Parity”) seeks long-term growth of capital.

Pear Tree Polaris Foreign Value Fund (“Foreign Value”) seeks long-term capital growth and income.

Pear Tree Polaris Foreign Value Small Cap Fund (“Foreign Value Small Cap”) seeks long-term capital growth and income.

Each of the Funds is a “non-diversified company,” within the meaning of the 1940 Act, other than Emerging Markets., which is a “diversified company.”

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies”.

Each Fund offers two classes of shares, designated as Ordinary Shares and Institutional Shares. The classes differ principally in their respective expense structure and minimum investment requirements. Each class of shares represents an interest in the same portfolio of investments of the respective Fund and has equal rights to voting (except as noted in the following sentence), redemptions, dividends and liquidation. Ordinary Shares bear distribution (Rule 12b-1) fees and have exclusive voting rights with respect to the distribution plan that has been adopted by Ordinary Share shareholders. There is no distribution plan for Institutional Shares.

At times, a Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. To the extent that a Fund is permitted to invest in foreign markets, emerging markets or countries with limited or developing markets, such investments may subject the Fund to a greater degree of risk than in the U.S. market or a developed market. Risks associated with these foreign and developing markets include political, social or economic factors and may affect the price of a Fund’s investments and income generated by these investments, as well as a Fund’s ability to repatriate such amounts. Information regarding each Fund’s principal risks is contained in the Funds’ prospectus. Please refer to the Funds’ prospectus when considering a Fund’s risks.

2. Significant Accounting Policies

Each Fund’s financial statements have been prepared in conformity with U.S. generally accepted accounting principles. Those principals require the management of the Funds to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting year. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry.

Security Valuation

Portfolio securities are valued each business day generally at the last reported sale price on the principal exchange or market on which they are traded. If on a business day there is no such reported sale, the securities generally are valued at the mean between the last reported bid and asked prices. For securities where no such sales have been reported, a Fund may value such securities at the last reported bid price. In the event that there is information suggesting that valuation of such securities based upon bid and/or asked prices may not be accurate, a Fund may value such securities in good faith at fair value in accordance with procedures (the “Valuation Procedures”) established by the Funds’ Trustees (the “Trustees”), which may include a determination to value such securities at the last reported sales price. Short-term investments that mature in 60 days or less are valued at amortized cost. Securities quoted in foreign currencies are translated into U.S. dollars based upon the prevailing exchange rate at the time of valuation. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect a Fund’s net asset value. Because foreign markets may be open at different times than when the New York Stock Exchange is open for regular trading, the value of a Fund’s shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of a Fund’s foreign investments occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, these investments may be valued at their fair value as determined in good faith using the Valuation Procedures.

The Funds’ Valuation Procedures include fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs used to develop the measurements of fair value. These inputs are summarized in the three broad levels listed below:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that a Fund has the ability to access.

•
Level 2 — Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing a Fund’s own assumptions about the assumptions a market participant would use in valuing the asset liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of the markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers in changing an investment’s assigned level within the hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities. The following is a summary of the inputs used to value the Fund’s net assets as of March 31, 2015:

	Quoted Prices In Active Markets	Significant Other Observable Inputs	Significant Unobservable Inputs	Market Value at March 31, 2015
	Level 1	Level 2	Level 3	Total
Small Cap
Common Stock*	$80,867,803	$—	$—	$80,867,803
Real Estate Inv. Trusts	13,718,231	—	—	13,718,231
Short Term Investments	13,782,634	16,153,118	—	29,935,752
Total	$108,368,668	$16,153,118	—	$124,521,786
Quality
Common Stock*	$114,507,282	$—	$—	$114,507,282
Depository Receipts	11,655,837	—	—	11,655,837
Short Term Investments	1,490,945	989,553	—	2,480,498
Total	$127,654,064	$989,553	—	$128,643,617
Emerging Markets
Common Stock*	$87,500,593	$2,333,203	$—	$89,833,796
Common Stock Units	723,928	—	—	723,928
Depository Receipts	7,221,320	—	—	7,221,320
Mutual Funds	38,260,668	—	—	38,260,668
Preferred Stock	2,251,544	—	—	2,251,544
Real Estate Inv. Trusts	424,531	—	—	424,531
Short Term Investments	1,516,442	732,661	—	2,249,103
Total	$137,899,026	$3,065,864	—	$140,964,890
Risk Parity
Common Stock*	$30,333,160	$2,143,729	$35,479	$32,512,368
Common Stock Units	148,790	—	—	148,790
Depository Receipts	3,257,063	—	—	3,257,063
Mutual Funds	2,791,749	—	—	2,791,749
Preferred Stock	930,561	—	—	930,561
Real Estate Inv. Trusts	177,778	—	—	177,778
Short Term Investments	1,171,597	14,030	—	1,185,627
Total	$38,810,698	$2,157,759	$35,479	$41,003,936
Foreign Value
Common Stock*	$1,443,935,801	$31,994,542	$—	$1,475,930,343
Depository Receipts	110,999,657	—	—	110,999,657
Short Term Investments	28,534,168	—	—	28,534,168
Total	$1,583,469,626	$31,994,542	—	$1,615,464,168
Foreign Value Small Cap
Common Stock*	$363,862,444	$23,393,735	$74,762	$387,330,941
Preferred Stock	9,537,004	—	—	9,537,004
Short Term Investments	57,901,128	—	—	57,901,128
Total	$431,300,576	$23,393,735	$74,762	$454,769,073

The following is a reconciliation of Level 3 assets for which unobservable inputs were used to determine fair value.
	Foreign Value Small Cap Common Stock	Risk Parity Common Stock
Balances as of 3/31/2014	$81,523	$70,005
Realized gain (loss)	$—	$—
Changed in unrealized appreciation (depreciation)	$(6,761)	$(26,787)
Purchases	$—	$53,360
Sales	$—	$—
Transfer out	$—	$(61,099)
Balances as of 3/31/2015	$74,762	$35,479
*	Refer to Schedule of Investments for breakout by industry or country.
*	Transfers between Levels are recognized at the end of the reporting period.
*
Emerging Markets fund transferred $1,488,536 out of Level 2 into Level 1. Risk Parity transferred $61,099 out of Level 3 into Level 1, $2,598,412 out of Level 2 into Level 1 and $27,300 out of Level 1 into Level 2. Small Cap, Quality, Foreign Value and Foreign Value Small Cap Funds didn’t have transfers at period end. The reason for the transfers out of Level 2 and into Level 1 were due to exchanges being closed in certain countries on March 31, 2014.

Transfers into Level 2 were due to no trading activity on March 31, 2015.
Transfer out of Level 3 into Level 1 was due to trading activity.
*	Common stock labeled as Level 2 balance consists of the market value of the associated Level 2 investments in the following industries:
	Foreign Value	Foreign Value Small Cap	Emerging Markets	Risk Parity
Banks	$—	$—	$931,861	$171,709
Chemicals	—	—	—	149,220
Construction Materials	—	—	—	95,980
Diversified Financials	—	—	494,380	—
Diversified Telecommunications	—	—	—	74,788
Electric Utilities	—	8,375,288	177,754	130,180
Electronic Equipment & Instruments	—	7,049,979	362,837	129,502
Food and Drug Retailing	—	—	—	86,570
Food Products	—	7,968,468	—	64,303
Health Care Providers & Services	—	—	—	251,805
Hotels, Restaurants & Leisure	—	—	—	81,638
Media	—	—	—	72,953
Multiline Retail	—	—	—	104,075
Oil & Gas	31,994,542	—	366,371	212,649
Pharmaceuticals & Biotechnology	—	—	—	67,306
Real Estate	—	—	—	46,770
Specialty Retail	—	—	—	69,954
Transportation Infrastructure	—	—	—	201,770
Wireless Telecommunication Services	—	—	—	132,557
	$31,994,542	$23,393,735	$2,333,203	2,143,729

•	Common stock labeled as Level 3 balance consists of the market value of the associated Level 3 investments in the following industries:

	Foreign Value Small Cap	Risk Parity
Diversified Telecommunications	$—	$35,479
Leisure Equipment & Products	74,762	—
	$74,762	$35,479

The following table presents additional information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of March 31, 2015;
Common Stock	Fair Value March 31, 2015	Valuation Methodologies	Unobservable Input (1)	Range	Impact to Valuation from a Decrease in Input (2)
Foreign Value Small Cap	$74,762	Market Comparable	Comparability Adjustment	100%	Decrease
Risk Parity	$35,479	Adjusted last trade	Volatility Adjustment	100%	Decrease

1.	In determining certain of these inputs, management evaluates a variety of factors including economic conditions, industry and market developments, and company specific developments.

2.
This column represents the directional change in the fair value of the Level 3 investments that would result from a decrease to the corresponding unobservable input. An increase to the observable input would have the opposite effect.

Offsetting Assets and Liabilities

The Funds have adopted financial reporting rules regarding offsetting assets and liabilities and related arrangements to enable users of their financial statements to understand the effect of those arrangements on their financial position. During the period ended March 31, 2015, the Funds were not subject to any master netting arrangements or similar agreements.

The table below shows the offsetting assets and liabilities relating to the repurchase agreement and the securities lending agreements shown on the Statement of Assets and Liabilities.
				Gross Amounts not offset in the statement of Financial Position
Repurchase Agreements	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position	Financial Instruments	Collateral Pledged (Received)	Net Amount
Small Cap	$16,153,118	$—	$16,153,118	$16,153,118	$—	$—
Quality	989,553	—	989,553	989,553	—	—
Emerging Markets	732,661	—	732,661	732,661	—	—
Risk Parity	14,030	—	14,030	14,030	—	—

				Gross Amounts not offset in the statement of Financial Position
Security Lending	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position	Financial Instruments	Collateral Pledged (Received)	Net Amount
Small Cap	$13,782,634	$—	$13,782,634	$13,782,634(a)	$—	$—
Quality	1,490,945	—	1,490,945	1,490,945(a)	—	—
Emerging Markets	1,516,442	—	1,516,442	1,516,442(a)	—	—
Risk Parity	1,171,597	—	1,171,597	1,171,597(a)	—	—

(a)	Collateral for securities on loan is included in the Schedule of Investments.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the U.S. requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Guarantees and Indemnifications

In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be minimal.

Subsequent Events

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financials were issued. There were no events or transactions that occurred during the period that materially impacted the accounts or disclosures in the Funds’ financial statements.

Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the order to buy or sell is executed). Dividend income, less foreign taxes withheld, is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as a Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Distributions received on securities that represent a return of capital or a capital gain is recorded as a reduction of cost of investments and/or as a realized gain. Each Fund estimates the components of distributions that may be considered nontaxable distributions or capital gain distributions for tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis. Each Fund’s investment income and realized and unrealized gains and losses are allocated among classes based upon the daily relative net assets.

Repurchase Agreements

The Funds’ custodian takes possession of securities collateralizing repurchase agreements through the federal book-entry system. Collateral is marked-to-market daily to confirm that the market value of the underlying assets remains sufficient to protect the Funds. The Funds may experience costs and delays in liquidating the collateral if the issuer defaults or enters into bankruptcy.

Counterparty Credit Risk

Some transactions in which a Fund may engage involve instruments that are not traded on an exchange. Rather, these instruments are traded between counterparties based on contractual relationships. As a result, a Fund is subject to the risk that the counterparty will not perform obligations under the related contract. Although a Fund expects to enter into transactions only with counterparties believed by the Fund’s investment manager or Sub-Advisor to be creditworthy, there can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction as a result.

The purchase of participatory notes involves risk that is in addition to the risks normally associated with a direct investment in the underlying securities. A Fund is subject to the risk that the issuer of the participatory note (i.e., the issuing bank or broker-dealer), which is the only responsible party under the note, is unable or refuses to perform under the terms of the participatory note.

Foreign Currency Transactions

All monetary items denominated in foreign currencies are translated into U.S. dollars based on the prevailing exchange rate at the close of each business day. Income and expenses denominated in foreign currencies are translated at the prevailing rates of exchange when accrued or incurred.

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from currency gains and losses realized between the trade and settlement dates on investment transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

Forward Foreign Currency Contracts

The Funds may enter into forward foreign currency contracts to manage their exposure to fluctuations in certain foreign currencies. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a set price. The forward currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by a Fund as an unrealized gain or loss. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it is opened and the value at the time it is closed. In addition to the risks of financial investments mentioned above, risks arise from unanticipated movements in currency values.

There were no open foreign currency contracts held by any Fund at March 31, 2015.

Securities Lending

To generate additional income, each of Small Cap, Quality, Emerging Markets and Risk Parity use Securities Finance Trust Company (“eSecLending”) as lending agent. Small Cap , Quality , Emerging Markets and Risk Parity may each lend up to 30 percent of its assets pursuant to certain agreements (“Securities Lending Agreements”) requiring that the loan be continuously secured by cash or securities. Securities loaned are arranged by eSecLending with certain pre-approved borrowers, typically broker-dealers acting on behalf of their clients. The borrowers are required to provide cash or securities as collateral against loaned securities in the amount of 105 percent of the market value of borrowings for Emerging Markets and Risk Parity, and 102 percent of the borrowings for the Small Cap and Quality. Collateral is marked-to-market daily. Cash collateral is invested in a registered money market fund.

Risks such as delay in recovery of securities may occur should the borrower of the securities fail financially or should the value of the securities loaned increase above the value of the collateral received. eSecLending provides indemnification insurance via highly rated third party insurers to cover these potential risks.

At March 31, 2015, the following Funds had collateral and loans outstanding of:

	Value of Collateral	Value of Loaned Securities
Small Cap	$13,782,634	13,474,826
Quality	1,490,945	1,449,922
Emerging Markets	1,516,442	1,414,428
Risk Parity	1,171,597	1,124,844

Expenses and Class Allocations

The majority of the expenses of the Funds are attributed to the individual Fund and Class for which they are incurred. Expenses that are not attributed to a specific Fund are allocated in proportion to the respective net assets of the Funds. Expenses allocable to a Fund are borne pro rata by the holders of both classes of shares of such Fund, except that 12b-1 Plan expenses will not be borne by the holders of Institutional Shares.

Distribution (12b-1) fees on Ordinary Shares are calculated based on the average daily net asset value attributable to the Ordinary Shares of the respective Fund. Institutional Shares are not subject to distribution (12b-1) fees. Shareholders of each class share all expenses and fees paid to the transfer agent, Pear Tree Institutional Services, for its services, which are allocated based on the net assets in each class and the ratable allocation of related out- of-pocket expenses. Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on their respective percentage of adjusted net assets at the beginning of the day. (See Note 3.)

Distributions to Shareholders

Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by each Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Ordinary Shares incur distribution (12b-1) fees while Institutional Shares do not. Distributions from net investment income for each Fund, if any, are declared and paid annually. Distributions from net realized gains for each Fund, if any, are generally declared and paid annually.

3. Management Fee, Advisory Contracts and Other Affiliate Transactions

The Funds have entered into a management agreement (the “Management Agreement”) with Pear Tree Advisors, Inc. (the “Manager”). Compensation of the Manager, for management and administration of the Funds, including selection and monitoring of the portfolio advisors, is paid monthly based on the average daily net asset value of each Fund for the month. The annual rate of such fees is 1.00 percent of the average daily total net assets of each of the Funds except for Risk Parity an annual rate 0.60 percent of the average daily total net assets. As of January 1, 2015, Small Cap decreased from 1.00 percent to 0.80 percent of the daily total net assets.

From January 27, 2011 to July 31, 2013, the Manager had waived a portion of its management fee relating to Quality Fund by an amount equal to the annualized rate of 0.15 percent of Quality Fund’s average daily net assets if and when the Quality Fund’s average daily net assets were up to $100 million, and in an amount equal to the annualized rate of 0.25 percent of Quality Fund’s average daily net assets if and when Quality Fund’s average daily net assets equal to or greater than $100 million. From April 1, 2011 to August 1, 2013, the Manager had waived or reimbursed Fund expenses relating to Institutional Shares of Quality Fund such that the total annualized fund operating expenses relating to Institutional Shares were not more than 1.00 percent.

Beginning December 1, 2013, the Manager has agreed until July 31, 2015 to waive a portion of its management fee relating to Quality Fund by an amount equal to the annualized rate of 0.25 percent of Quality Fund’s average daily net assets if and when the Quality Fund’s average daily net assets up to and including $125 million, and in an amount equal to the annualized rate of 0.50 percent of Quality Fund’s average daily net assets if and when Quality Fund’s average daily net assets in excess of $125 million. The Board has the right to terminate this arrangement in its discretion.

In addition, under the Management Agreement, the Manager has agreed to reduce its compensation, and if necessary, assume expenses, with respect to Small Cap Fund to the extent that the total expenses of Small Cap Fund individually exceed 2 percent of average net assets for any fiscal year. Small Cap Fund expenses subject to this limitation are exclusive of brokerage, interest, taxes and extraordinary expenses, which include incremental custody costs associated with international securities. Expenses are calculated gross of custody credits, if applicable.

For the twelve months ended March 31, 2015, aggregate management fees exclusive of fee waivers and Fund reimbursements, from all Funds were $22,257,727.

The Manager has entered into sub-advisory contracts with the following sub advisors (collectively the “Sub-Advisors”) to provide investment sub-advisory services to the following Funds: Columbia Partners, L.L.C., Investment Management (Small Cap thru 12/31/14 and Quality), PanAgora Asset Management, Inc. (Emerging Markets and Risk Parity), and Polaris Capital Management, LLC (Small Cap commencing on 1/1/15, Foreign Value and Foreign Value Small Cap).

For services rendered, the Manager pays to the Sub-Advisors of a Fund a fee based on a percentage of the average daily total net assets of the Fund. The fee for each Fund is determined separately. During the fiscal year ended March 31, 2015, the fees paid by the Manager to the Sub-Advisors of the Funds were as follows:

Small Cap	0.25% of the first $100 million and
0.30% of amounts in excess of $100 million but less than $200 million and
0.325% of amounts in excess of $200 million of average daily total net assets

Quality	0.10% of the first $100 million and
0.08% of amounts in excess of $100 million but less than $250 million and
0.06% of amounts in excess of $250 million of average daily total net assets

Emerging Markets	0.47% of the first $300 million and
0.50% of amounts in excess of $300 million of average daily total net assets

Risk Parity	0.25% of the first $300 million and
0.30% of amounts in excess of $300 million but less than $600 million and
0.35% of amounts in excess of $600 million of average daily total net assets

Foreign Value	0.35% of the first $35 million and
0.40% of amounts in excess of $35 million but less than $200 million and
0.50% of assets in excess of $200 million of average daily total net assets

Foreign Value Small Cap	0.35% of the first $35 million and
0.40% of amounts in excess of $35 million but less than $200 million and
0.50% of amounts in excess of $200 million of average daily total net assets.

The Funds have entered into a distribution agreement (the “Distribution Agreement”) with U.S. Boston Capital Corporation (the “Distributor”). For its services under the Distribution Agreement, the Distributor receives the distribution (12b-1) fees, that is, 0.25 percent of the average daily net asset value of the Ordinary Shares of the Funds, payable monthly.

Holders of Institutional Shares pay no portion of the 12b-1 Plan expenses of the Funds and are not entitled to vote on matters involving the 12b-1 Plan. During the year ended March 31, 2015 the aggregate distribution fees of the Funds were $3,758,955.

Transfer agent functions are provided to the Funds by Pear Tree Institutional Services, a division of the Manager (the “Transfer Agent”) pursuant to a transfer agent agreement (the “Transfer Agent Agreement”). The Transfer Agent Agreement provides for base fees that are payable to the Transfer Agent at an annual rate of 0.16 percent of the average daily total net asset value of each class of shares of the Funds and for reimbursement of out of pocket expenses. During the year ended March 31, 2015, the aggregate fees of the Funds were $3,710,834.

Pursuant to an Administration Agreement, the Manager provides certain administrative services to the Funds. During the year ended March 31, 2015, fees paid pursuant to this agreement were $675,000.

The Trustees have approved reimbursement to the Manager for a percentage of the compensation paid by the Manager to the Trust’s Chief Compliance Officer. For the year ended March 31, 2015, the Trust reimbursed the Manager for the Chief Compliance Officer’s compensation in the amount of $211,583.

For the year ended March 31, 2015, each Trustee who was not an “interested person” of the Trust, as that term is defined in the 1940 Act, received a fee for serving in that role of $29,500, and each of the Chairman of the Board’s Audit Committee and the Lead Independent Trustee of the Board received an additional $3,000. Compensation for the services of the Trustee who was an interested person of the Trust during that period was paid by the Manager. All fees paid to the Trustees were allocated among the Funds in proportion to their respective net assets.

As of March 31, 2015,the market value of Risk Parity Emerging Markets Fund, an affiliated company, held in Emerging Markets Fund amounted to $38,260,668, representing 27.4% of net assets.

Share Balance 3/31/14	Purchases	Reinvested	Share Balance 3/31/15	Realized Gain (Loss)	LT Cap Gain	Dividend Income	Value at 3/31/15	Acquisition Cost
3,179,734	688,847	43,553	3,912,134	—	$77,570	$334,002	$38,260,668	$39,814,145

4. Purchases and Sales

During the twelve months ended March 31, 2015, purchases of investment securities other than U.S. Government obligations and short-term investments for Small Cap, Quality, Emerging Markets, Risk Parity, Foreign Value, and Foreign Value Small Cap, were $96,896,708, $62,220,207, $52,610,103, $22,270,914, $320,226,824, and $248,814,990, respectively. Sales of such securities for the Funds were $118,230,288, $69,105,814, $59,578,228, $13,535,891, $36,528,163, and $29,834,543, respectively.

5. Contingent Liability

The Trust maintains a joint fidelity bond with the Funds’ Transfer Agent through ICI Mutual Insurance Company (“ICI Mutual”). The annual premium is allocated among the Funds and the Transfer Agent.

6. Concentration of Risk

The relatively large investments of Emerging Markets and Risk Parity in countries with limited or developing capital markets may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of each Fund’s investments and the income they generate, as well as each Fund’s ability to repatriate such amounts.

7. Federal Income Taxes

It is the policy of the Funds to distribute all of their taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code (“IRC”) applicable to regulated investment companies. Therefore no Federal income tax provision is required.

The tax components of capital shown in the following tables represent: (1) losses or deductions the portfolios may be able to offset against income and gains realized in future years, (2) distribution requirements the portfolios must satisfy under the income tax regulations, and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Certain Funds had capital loss carryovers at March 31, 2015. The accumulated capital losses noted in the table may be available to offset future realized capital gains and thereby reduce future taxable gain distributions.

March 31, 2015
Portfolio	Capital Loss Expires March 31, 2017	Capital Loss Expires 2018	Capital Loss Expires 2019	Capital Loss No Expiration Short Term	Capital Loss No Expiration Long Term	Total Capital Loss
Small Cap	$—	$—	$—	$—	$—	$—
Quality	—	—	—	—	—	—
Emerging Markets	—	18,600,611	—	—	—	18,600,611
Risk Parity	—	—	—	—	—	—
Foreign Value	73,956,484	131,156,114	10,547,106	132,769	31,155,708	246,948,181
Foreign Value Small Cap	—	—	—	—	—	—

For the year ended March 31, 2015, capital losses utilized were as follows: Emerging Market $332,581, Foreign Value $7,747,120, and Foreign Value Small Cap $2,732,393.

As a result of the passage of the Registered Investment Company Modification Act of 2010 (“the Act”), losses incurred in fiscal year ended March 31, 2012 and beyond retain their character as short-term or long-term and have no expiration date and are utilized before capital losses incurred prior to the Act.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by the tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2012-2014, or expected to be taken in the Funds’ 2015 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal and Massachusetts State; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

The primary differences between book and tax appreciation or depreciation of investments consist of wash sale loss deferrals, mark-to-market valuation on passive foreign investment companies (“PFICs”) held and foreign capital gains taxes accrued. The net tax appreciation/ (depreciation) in the table below includes unrealized tax gain/ (loss) on foreign currency and investments.

	March 31, 2015
Portfolio	Org Cost	Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Loss Deferrals	Net Tax Appreciation/ (Depreciation)	Total
Small Cap Fund	$—	$—	$6,565,186	$—	$(34,665)	$22,008,269	$28,538,790
Quality Fund	—	917,714	4,215,595	—	—	17,077,332	22,210,641
Emerging Markets Fund	—	1,888,758	—	(18,600,611)	—	(787,517)	(17,499,370)
Risk Parity	(46,354)	128,613	—	—	(359,642)	(1,461,514)	(1,738,897)
Foreign Value Fund	—	28,531,212	—	(246,948,181)	—	251,351,473	32,934,504
Foreign Value Small Cap Fund	—	612,298	1,999,574	—	—	59,630,882	62,242,754

As of March 31,2015, Small Cap had $34,665 in post-December ordinary losses and Risk Parity had $359,642 in post-October capital losses which are deferred until fiscal year 2016 for tax purposes. Net late-year ordinary losses incurred after December 31 and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year, and net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year.

At March 31, 2015, the tax composition of dividends was as follows:

Portfolio	Ordinary Income	Long Term Capital Gains	Tax Return Of Capital
Small Cap Fund	$—	$10,423,549	$—
Quality Fund	2,814,669	11,728,780	—
Emerging Markets Fund	2,048,281	—	—
Risk Parity	346,907	81,124	—
Foreign Value Fund	18,938,778	—	—
Foreign Value Small Cap Fund	3,457,892	86,869	—

At March 31, 2014, the tax composition of dividends was as follows:

Portfolio	Ordinary Income	Long Term Capital Gains	Tax Return Of Capital
Small Cap Fund	$—	$—	$—
Quality Fund	1,269,533	—	—
Emerging Markets Fund	1,941,264	—	—
Risk Parity	182,798	—	—
Foreign Value Fund	8,908,564	—	—
Foreign Value Small Cap Fund	1,491,443	—	—

Accounting principles generally accepted in the United States require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on a Fund’s net assets or a Fund’s net asset value per share. For the year ended March 31, 2015, permanent differences in book and tax accounting have been reclassified to shares of beneficial interest, undistributed/(over-distributed) net investment income and accumulated net realized gain/(loss) on investments and foreign denominated assets, liabilities and currency.

	Increase/(Decrease)
	Shares of Beneficial Interest	Undistributed/ Accumulated Net Investment Income	Accumulated Net Gain/ (Loss) on Investments and Foreign Denominated Assets, Liabilities and Currency
Small Cap Fund	$(331,234)	$982,448	$(651,214)
Quality Fund	4	(6,292)	6,288
Emerging Markets Fund	2	(57,156)	57,154
Risk Parity	—	(32,030)	32,030
Foreign Value Fund	—	(625,520)	625,520
Foreign Value Small Cap Fund	—	(134,680)	134,680

The permanent differences primarily relate to net operating losses, return of capital distributions by real estate investment trusts (REITs), foreign currency reclasses and adjustments for sale of shares in passive foreign investment corporations (PFICs).

8. Transactions in Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	Year ended March 31, 2015		Year ended March 31, 2014
	Shares	Dollars	Shares	Dollars
Small Cap
Ordinary Shares
Shares sold	109,729	$2,808,732	207,644	$5,277,165
Shares issued in reinvestment of distributions	397,572	8,989,103	—	—
Shares redeemed	(415,480)	(10,583,003)	(822,157)	(22,348,313)
Net Change	91,821	1,214,832	(614,513)	(17,071,148)

Institutional Shares
Shares sold	18,517	$550,893	12,410	$378,835
Shares issued in reinvestment of distributions	24,523	638,081	—	—
Shares redeemed	(223,385)	(6,143,296)	(13,518)	(386,202)
Net Change	(180,345)	(4,954,322)	(1,108)	(7,367)
Total Net Change For Fund		$(3,739,490)		$(17,078,515)

Quality
Ordinary Shares
Shares sold	277,734	$5,134,061	537,932	$9,087,468
Shares issued in reinvestment of distributions	757,281	12,798,053	63,544	1,110,117
Shares redeemed	(732,899)	(13,554,655)	(440,986)	(7,508,887)
Net Change	302,116	4,377,459	160,490	2,688,698

Institutional Shares
Shares sold	148,555	$2,853,481	408,428	$7,172,744
Shares issued in reinvestment of distributions	67,052	1,192,197	6,245	114,089
Shares redeemed	(136,264)	(2,613,458)	(100,210)	(1,818,592)
Net Change	79,343	1,432,220	314,463	5,468,241
Total Net Change For Fund		$5,809,679		$8,156,939

Emerging Markets
Ordinary Shares
Shares sold	696,994	$16,001,383	1,175,343	$25,995,414
Shares issued in reinvestment of distributions	80,040	1,682,436	70,627	1,594,063
Shares redeemed	(930,150)	(21,404,165)	(1,245,560)	(27,432,553)
Net Change	(153,116)	(3,720,346)	410	156,924

Institutional Shares
Shares sold	141,485	$3,283,352	154,168	$3,421,496
Shares issued in reinvestment of distributions	9,108	194,088	9,313	212,884
Shares redeemed	(276,047)	(6,394,033)	(114,842)	(2,577,228)
Net Change	(125,454)	(2,916,593)	48,639	1,057,152
Total Net Change For Fund		$(6,636,939)		$1,214,076

Risk Parity
Ordinary Shares
Shares sold	102,031	$1,085,936	70,156	$753,840
Shares issued in reinvestment of distributions	1,507	14,178	438	4,528
Shares redeemed	(6,654)	(71,860)	(7,285)	(74,439)
Net Change	96,884	1,028,254	63,309	683,929

Institutional Shares
Shares sold	702,132	$7,433,763	3,181,726	$32,122,316
Shares issued in reinvestment of distributions	43,794	413,852	17,174	178,270
Shares redeemed	(2,981)	(31,097)	(3,550)	(36,074)
Net Change	742,945	7,816,518	3,195,350	32,264,512
Total Net Change For Fund		$8,844,772		$32,948,441

Foreign Value
Ordinary Shares
Shares sold	22,375,554	$419,354,345	21,931,311	$386,244,629
Shares issued in reinvestment of distributions	621,405	10,613,597	374,600	6,813,973
Shares redeemed	(14,648,658)	(268,618,972)	(19,985,661)	(354,918,248)
Net Change	8,348,301	161,348,970	2,320,250	38,140,354

Institutional Shares
Shares sold	9,701,021	$183,864,238	19,059,639	$343,017,621
Shares issued in reinvestment of distributions	440,127	7,512,978	99,730	1,813,084
Shares redeemed	(7,741,117)	(142,332,358)	(1,105,857)	(19,315,749)
Net Change	2,400,031	49,044,858	18,053,512	325,514,956
Total Net Change For Fund		$210,393,828		$363,655,310

Foreign Value Small Cap
Ordinary Shares
Shares sold	11,712,584	$154,429,715	2,664,639	$32,447,208
Shares issued in reinvestment of distributions	150,797	1,881,952	94,569	1,108,351
Shares redeemed	(4,895,038)	(63,630,016)	(1,096,688)	(12,449,928)
Net Change	6,968,343	92,681,651	1,662,520	21,105,631

Institutional Shares
Shares sold	13,245,895	$172,971,087	1,783,652	$22,200,645
Shares issued in reinvestment of distributions	80,531	1,005,032	30,571	358,593
Shares redeemed	(1,942,393)	(25,001,133)	(355,757)	(4,138,242)
Net Change	11,384,033	148,974,986	1,458,466	18,420,996
Total Net Change for Fund		$241,656,637		$39,526,627

Federal Tax Information (unaudited)

Designation Requirements at March 31, 2015
Qualified Dividend Income Percentage
Quality Fund	100%
Emerging Markets Fund	100%
Risk Parity Fund	99%
Foreign Value Fund	100%
Foreign Value Small Cap Fund	100%

The Funds may elect under section 853 of the Internal Revenue Code to pass through foreign tax credit to its shareholders for the year ended March 31, 2015. The total amount of foreign taxes that is expected to pass through to shareholders and the respective foreign source income are as follows:

	Foreign Tax Credit	Foreign Source Income
Emerging Market Fund	405,368	4,002,675
Risk Parity Fund	110,069	1,077,186
Foreign Value Fund	4,346,496	52,781,171
Foreign Value Small Cap	630,888	7,835,881

PEAR TREE FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Trustees of the Pear Tree Funds

We have audited the accompanying statements of assets and liabilities of the Pear Tree Polaris Small Cap Fund (formerly Pear Tree Columbia Small Cap Fund), Pear Tree Quality Fund, Pear Tree PanAgora Dynamic Emerging Markets Fund, Pear Tree PanAgora Risk Parity Emerging Markets Fund, Pear Tree Polaris Foreign Value Fund, and Pear Tree Polaris Foreign Value Small Cap Fund, each a series of the Pear Tree Funds (”the Funds“), including the schedules of investments, as of March 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended except for the Pear Tree PanAgora Risk Parity Emerging Markets Fund in which the statement of changes in net assets and the financial highlights were for the year then ended and for the period June 27, 2013 (commencement of operations) through March 31, 2014. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2015 by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above mentioned series of the Pear Tree Funds, as of March 31, 2015, the results of their operations, the changes in their net assets, and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

May 29, 2015

PEAR TREE FUNDS

INFORMATION FOR SHAREHOLDERS

Quarterly Portfolio Disclosure

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (”SEC“) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (Call 1-800-SEC-0330 for more information). For a complete list of a fund’s portfolio holdings, you may also view the most recent monthly holdings report, semi-annual report or annual report on the Pear Tree Funds’ web site at www.peartreefunds.com.

Portfolio Proxy Voting Policies and Information

Information on the Funds’ proxy voting policies and on how the Pear Tree Funds voted proxies related to portfolio securities for the 12-month period ended June 30, 2014 is available without charge online at www.peartreefunds.com and at www.sec.gov. You may also call 1-800-326-2151 to request a free copy of the proxy voting information or the proxy voting policies.

Household Delivery of Fund Documents

With your consent, the Trust may send a single proxy statement, prospectus and shareholder report to your residence for you and any other member of your household who has an account with the Funds. If you wish to revoke your consent to this practice, you may do so by notifying the Fund’s transfer agent, by phone or in writing (see ”For Account Information“). The mailing of separate proxy statements, prospectuses and shareholder reports will begin within 30 days after receiving your notice.

MANAGEMENT CONTRACT AND ADVISORY

CONTRACT APPROVAL

The Trustees, including the Independent Trustees voting separately, considered and approved a new sub-advisory agreement (the “New Sub-Advisory Agreement”) between the Manager and Polaris Capital Management, LLC (“Polaris”) relating to the Small Cap Fund at a meeting of the Trustees held on October 30, 2014.

Trustees’ Considerations in Evaluating the Prior Sub-Advisory Agreement

In connection with the review of the Manager’s proposed termination of the prior sub-advisory agreement (the “Prior Sub-Advisory Agreement”) between Columbia Partners, L.L.C. Investment Management (“Columbia”), the Trustees evaluated information provided by the Manager at the meeting, as well as information they had received from the Manager and Columbia in connection with the May 2014 renewal of the Prior Sub-Advisory Agreement and in connection with prior Trustees’ meeting. The Trustees considered such information and other factors as they believed to be relevant, and they did not identify any single factor as controlling.

Trustees’ Considerations in Evaluating the New Sub-Advisory Agreement

In connection with the review of the Manager’s proposed sub-advisory agreement with Polaris, the Trustees evaluated information provided by the Manager and Polaris in accordance with Section 15(c) of the 1940 Act. The Trustees also reviewed information that they had received from the Manager and Polaris in connection with the May 2014 renewals of the investment sub-advisory agreements between the Manager and Polaris relating to Foreign Value Fund and Foreign Value Small Cap Fund, two other separate series of the Trust. The Trustees considered such information and other factors as they believed to be relevant, and they did not identify any single factor as controlling.

Nature, Extent and Quality of Services

Among other things, the Trustees considered the nature, extent and quality of the services to be performed by Polaris under the sub-advisory arrangement. The Trustees noted the reputation, qualifications and background of Polaris, Polaris’ financial condition, Polaris’ experience and success in managing Foreign Value Fund and Foreign Value Small Cap Fund, the experience and skills of investment personnel to be responsible for the day-to-day management of Small Cap Fund, and the resources to be made available to such personnel. In addition, the Trustees considered the Manager’s evaluation of Polaris as the sub-adviser to each of Foreign Value Fund and Foreign Value Small Cap Fund, as well as the Manager’s conclusion that Polaris would provide reasonable services with respect to Small Cap Fund.

Performance

The Trustees also considered the investment approach of Polaris for Small Cap Fund. The Trustees noted that Polaris does not manage other client accounts using the investment strategy that Polaris uses for Small Cap Fund. However, the Trustees considered Polaris’ experience in managing Foreign Value Small Cap Fund, which has a substantially similar investment objective as Small Cap Fund and uses a strategy similar to the strategy used that Polaris would use with Small Cap Fund. The Trustees also considered the investment performance of Foreign Value Small Cap Fund relative to that fund’s peers and its benchmark. The Trustees noted that for the most recent one-, five-, and ten-year periods ended December 31, 2013 (as prepared by an independent third-party provider of mutual fund data), Foreign Value Small Cap Fund was in the second, third, or fifth quintile of its performance group, but in the first or third quintile of its performance universe over the same period. The Trustees further noted that at their May 2014 meeting, they had concluded that the performance of Foreign Value Small Cap Fund had generally been in line with or outperformed the historical performance of comparable funds. The Trustees concluded that Polaris’ performance results for Foreign Value Small Cap Fund were sufficient for evaluating Polaris’ anticipated performance for Small Cap Fund, and that such performance results for Small Cap Fund were acceptable.

Costs of Services & Profits

The Trustees also considered Polaris’s proposed sub-advisory fee under the New Sub-Advisory Agreement. The Trustees evaluated the profitability of Polaris. They also evaluated the competitiveness of the sub-advisory fee based upon data previously supplied by the Manager. The Trustees also considered that the sub-advisory fee rate was negotiated at arm’s length between the Manager and Polaris, that the Manager compensates Polaris from its fees, and that the aggregate advisory fee was deemed reasonable by the Trustees in May 2014. The Trustees took these factors into consideration in concluding that the amount of the subadvisory fee was reasonable.

The Trustees also considered the character and amount of other incidental benefits to be received by Polaris. Among other things, the Trustees considered Polaris’s soft dollar practices and the fact that Polaris does not use (or have) affiliated brokers. The Trustees concluded that the benefits arising from these practices were reasonable.

Economies of Scale

The Trustees also considered whether there may be economies of scale with respect to the sub-advisory services provided to Small Cap Fund and whether the sub-advisory fee reflects such economies of scale. Among other things, the Trustees considered the effective sub-advisory fee rate for Small Cap Fund under the New Sub-Advisory Agreement and whether it is reasonable in relation to different levels of assets of Small Cap Fund. The Trustees concluded that the fee schedule for Small Cap Fund reflects an appropriate recognition of any economies of scale for the benefit of Small Cap Fund shareholders.

Conclusion

Based upon all of the information considered and the conclusions reached, the Trustees determined that the terms of the New Sub-Advisory Agreement were fair and reasonable and that the approval of the New Sub-Advisory Agreement was in the best interests of Small Cap Fund. As required by the 1940 Act, the Trustees’ approval was confirmed by the unanimous separate vote of the Independent Trustees.

PRIVACY NOTICE
WHAT DO WE DO WITH YOUR PERSONAL INFORMATION?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security Numbers
• Names, Addresses and Telephone numbers
• Account Balances
• Account Transactions
• Transaction History
• Information regarding your investments in the Pear Tree Mutual Funds
• Other account information

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reason Pear Tree chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Do we share?	Can you limit this sharing?
For our everyday business purposes Such as to process your transaction, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes To offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes Information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes Information about your creditworthiness	No	We don’t share
For non-affiliates to market to you	No	We don’t share

Questions?	CALL 1-800-326-2151

Who is providing this notice?
Pear Tree Advisors, Inc. and its Affiliates (collectively ”Pear Tree“). Our affiliates include the following entities:
• Pear Tree Advisors, Inc.	• Pear Tree Funds
• Pear Tree Partners, LP	• U.S. Boston Capital Corporation
We do not share information among our affiliates for marketing purposes.

What we do
How does Pear Tree protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These include computer safeguards and secured files and buildings.
How does Pear Tree collect my personal information?
We collect your personal information, for example, when you:
• Open an account
• Send us a check or wire
  Provide account information
• Give us your contact information
• Transfer assets from another firm

Why can’t I limit all sharing?
Federal law gives you the right to limit some but not all sharing related to:
• Affiliates’ everyday business purposes — information about your creditworthiness
• Affiliates from using your information to market to you
• Non-affiliates to market to you.
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Pear Tree does not share your information with affiliates to enable their marketing efforts.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Pear Tree does not share with non-affiliates to enable their marketing efforts.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Pear Tree does not participate in joint marketing efforts

TRUSTEES AND OFFICERS

The tables below identify the current Trustees and officers of the Trust, their ages, their present positions with the Trust, terms of office with the Trust and length of time served, principal occupations over at least the last five years and other directorships/trusteeships held. Each Trustee and officer holds office for an indefinite term until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The mailing address of each of the Trustees and Officers of the Trust is 55 Old Bedford Road, Suite 202, Lincoln, Massachusetts 01773.

Messrs. Armstrong, Bulbrook, Dunlap and Marshall are members of the Funds’ Audit Committee. Mr. Marshall is the Chair of the Audit Committee. The Fund’s Statement of Additional Information (”SAI“) includes additional information about the Fund Trustees and is available without charge, upon request. To obtain a free copy of the current SAI, please access the Funds’ web site at www.peartreefunds.com or call shareholder services at 1-800-326-2141.

Trustees who are not Interested Persons of the Trust

The following individuals are Trustees of the Trust (each, a ”Trustee“), but not ”interested persons“ of the Trust, as that term is defined in the 1940 Act.

Name and Age	Position Held With Trust	Term of Office/ Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustee in Public Companies

Robert M. Armstrong (76)	Trustee	Indefinite Term (1985 to present)	Independent Director and Consultant Services (1998–Present); Director, NewPage Corporation, NewPage Holding Corporation and NewPage Group, Inc. (2006-2012)	6	NewPage Corporation (2006–2012); NewPage Holding Corporation (2006–2012); NewPage Group, Inc. (2006–2012)

John M. Bulbrook (73)	Trustee	Indefinite Term (1985 to present)	CEO and Treasurer, John M. Bulbrook Insurance Agency, Inc. (d/b/a Bulbrook/Drislane Brokerage) (distributor of financial products, including insurance) (1984–Present);	6	None

William H. Dunlap (64)	Trustee	Indefinite Term (October 2006 to present)	Executive Director, New Hampshire Historical Society, (Feb. 2010–Present); Principal, William H. Dunlap & Company (consulting firm) (2005–Present); President, EQ Rider, Inc., (equestrian clothing sales) (1998–2008); Director, Merrimack County Savings Bank (2005–Present); Director, Merrimack Bank Corp.(2005–2015)	6	None

Clinton S. Marshall (58)	Trustee	Indefinite Term (April 2003 to present)	Owner, Coastal CFO Solutions, outsource firm offering CFO solutions to businesses (1998–Present); CFO, Fore River Company (2002–Present)	6	None

Trustees and Officers who are Interested Persons of the Trust

The following individuals are Trustees or officers of the Trust who are ”interested persons“ of the Trust, as that term is defined in the 1940 Act.

Name and Age	Position Held With Trust	Term of Office/ Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustee/Officer in Public Companies

Willard L. Umphrey* (74)	Trustee, President, Chairman (1985 to present)	Indefinite Term (1985 to present)	Director, U.S. Boston Capital Corporation; President, Pear Tree Advisors, Inc.	6
U.S. Boston Corporation; U.S. Boston Asset Management Corporation; Pear Tree Advisors, Inc.; Pear Tree Partners Management LLC; Unidine Corporation; USB Corporation; U.S. Boston Insurance Agency, Inc.; U.S. Boston Capital Corporation; Woundcheck Laboratories

Leon Okurowski (73)	Vice President, Treasurer (1985 to present)	(1985 to present)	Director and Vice President, U.S. Boston Capital Corporation; Treasurer, Pear Tree Advisors, Inc.; Trustee, Pear Tree Funds (4/17/1985–9/30/2004)	N/A
Everest USB Canadian Storage, Inc.;  Pear Tree Advisors, Inc.; U.S. Boston Corporation; U.S. Boston Asset Management Corporation; MedCool, Inc., USB Corporation; USB Everest Management, LLC; USB Everest Storage LLC; U.S. Boston Insurance Agency, Inc.; U.S. Boston Capital Corporation; Woundcheck Laboratories

Deborah A. Kessinger (52)	Assistant Clerk and Chief Compliance Officer	(April 2005 to Present)
Senior Counsel (since 9/04), President (since 8/07) and Chief Compliance Officer (since 12/05), U.S. Boston Capital Corporation; Senior Counsel (since 9/2004) and Chief Compliance Officer (since 10/2006), Pear Tree Advisors, Inc.; Chief Compliance Officer and General Counsel, Wainwright Investment Counsel, LLC (investment management firm) (2000–2004); Compliance Attorney, Broadridge Financial Solutions (formerly Forefield, Inc.) (software provider) (2001–2004) and Compliance Consultant (2007 to present)
				N/A	None

Diane Hunt (53)	Assistant Treasurer	(June 2010 to Present)	Controller (Since 3/2010) Pear Tree Advisors, Inc.; Accountant (Since 1984) U.S. Boston Capital Corporation	N/A	None

Lori Wessels (45)	Clerk	(July 2014 to Present)	Senior Legal Product Manager (since June 2014) Pear Tree Advisors, Inc.; Senior Paralegal, Global Partners LP (8/2012–6/2014); Senior Paralegal, John Hancock (9/2007–5/2012)	N/A	None

*
Trustee has been determined to be an “Interested Trustee” by virtue of, among other things, affiliation with one or more of the trust, the Funds’ investment advisor, Pear Tree Advisors and the Funds’ distributor, U.S. Boston Capital Corporation.

NOTES

NOTES

NOTES

SERVICE PROVIDERS
Manager	Pear Tree Advisors, Inc., 55 Old Bedford Road, Suite 202, Lincoln, MA 01772
Subadvisers
Columbia Partners, L.L.C., Investment Management,
5425 Wisconsin Avenue, Suite 700, Chevy Chase, MD 20815
PanAgora Asset Management, Inc., 470 Atlantic Avenue,
8th Floor, Boston, MA 02210
Polaris Capital Management, LLC, 121 High Street,
Boston, MA 02110

Distributor	U.S. Boston Capital Corporation, 55 Old Bedford Road, Suite 202, Lincoln, MA 01773
Custodian	State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111
Fund Accountant	State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111
Transfer Agent	Pear Tree Institutional Services, 55 Old Bedford Road, Suite 202, Lincoln, MA 01773
Independent Registered Public Accounting Firm	Tait, Weller & Baker LLP, 1818 Market Street, Suite 2400 Philadelphia, PA 19103
Legal Counsel	Nutter, McClennen & Fish, Seaport West, 155 Seaport Boulevard, Boston, MA 02210
For Account Information
For Pear Tree Funds information, contact your financial adviser or, if you receive account statements directly from Pear Tree Funds, you can also call 1-800-326-2151. Telephone representatives are available from 8:30 a.m. to 4:30 p.m. Eastern Time. Or visit our website, www.peartreefunds.com

PEAR TREE® FUNDS

55 Old Bedford Road
Suite 202
Lincoln MA 01773

Address Service Requested

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© 2015 U.S. Boston Capital Corporation
Distributor of the Pear Tree Funds
Member, FINRA/SIPC

ITEM 2.                      Code of Ethics

(a)
As of the end of the period covered by this Form N-CSR, Pear Tree Funds has adopted a code of ethics (as defined in Item 2(b) of Form N-CSR) that applies to the registrant’s principal executive officer and principal financial officer.

(c)	There have been no amendments to the Pear Tree Fund’s Code of Ethics during the period covered by this report.

(d)	There have been no waivers to the Pear Tree Fund’s Code of Ethics during the period covered by this report.

(e)      Not applicable.

(f)(1)                 One copy of the Code of Ethics is being filed under Item 12(a) hereto.

(f)(3)                 The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-326-2151.

ITEM 3.                      Audit Committee Financial Expert

Pear Tree Fund’s Board of Trustees has determined that Mr. Clinton S. Marshall is an “audit committee financial expert” as defined in Item 3 of Form N-CSR. Mr. Marshall is “independent” under the standards set forth in Item 3 of Form N-CSR.

ITEM 4.                      Principal Accountant Fees and Services

The following chart shows the aggregate fees billed in each of the last two fiscal years for services rendered by the registrant’s principal accountant, Tait, Weller and Baker, LLP (“Tait Weller”).

		2014	2015
Audit Fees*	Tait Weller	$133,000	$133,000
Tax Fees**	Tait Weller	$19,000	$19,000
All Other Fees	Tait Weller	$0	$0

*    Audit fees include all services related to the audit of the financial statements, including review of the registration statement and the issuance of related consents.
**  Tax fees include review of the registrant’s tax filings.

(e)(1)	To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for:
(i)   all audit and permissible non-audit services rendered to the Pear Tree Funds and
(ii)  all permissible non-audit services rendered to Pear Tree Advisors, Inc. if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, such pre-approval of services may be referred to the President of the Fund for approval; provided that the President may not pre-approve any individual engagement for such services exceeding $5,000 or multiple engagements for such services in the aggregate exceeding $5,000 between such regular meetings of the Audit Committee. Any engagement pre-approved by the President between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

(e)(2)	No services in the past two fiscal years were approved by the Audit Committee pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f)              Not applicable.

(g)
The following chart shows the aggregate non-audit fees billed by Tait Weller for services rendered to the registrant and the registrant’s investment advisor (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

		2014	2015
Fees	Tait Weller	$38,000	$39,000

(h)
The Audit Committee of the registrant’s Board of Trustees considered the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X and concluded that such services are compatible with maintaining the principal accountant’s independence.

ITEM 5.                       Audit Committee of Listed Registrants

              Not applicable.

ITEM 6.                      Investments

(a)	Included as part of report to shareholders under Item 1.

(b)	Not applicable.

ITEM 7.                      Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

ITEM 8.                     Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

ITEM 9	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

ITEM 10                    Submission of Matters to a Vote of Security Holders

Not applicable.

ITEM 11.                  Controls and Procedures

(a)     The President and Treasurer of the registrant have concluded, based on their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures provide reasonable assurance that information required to be disclosed by the registrant in this report on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)      There has been no change in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.                  Exhibits

(a)(1)              Code of ethics

(a)(2)              Certifications pursuant to Rule 30a-2(a) by the chief executive and financial officers.

(a)(3)              Not applicable.

(c)	Certification pursuant to Rule 30a-2(b) and Section 906 by the chief executive and financial officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Pear Tree Funds

By: /s/ Willard L. Umphrey
Willard L. Umphrey, President

Date:  May 29, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ Willard L. Umphrey
Willard L. Umphrey, President

Date: May 29, 2015

By: /s/ Leon Okurowski
Leon Okurowski, Treasurer

Date: May 29, 2015